                                                                   Exhibit 10.84

                                   COMMERCIAL

                  A DIVISION of COMMUNITY REALTY COMPANY, INC.



April 24, 1998

VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Mr. George D. Baker
Astrotech Space Operations, Inc.
12510 Prosperity Drive, Suite 100
Silver Spring, Maryland 20904

Dear Mr. Baker:

I am pleased to enclose one (1) fully executed original counterpart of the Lease and First Amendment To Lease for approximately 6,250 square feet of office space at Capital Office Park, 6305 Ivy Lane, Suite 520, Greenbelt, Maryland.

If I may be of further assistance, please do not hesitate to call.

Sincerely,

CRC COMMERCIAL

Lauren Weiss
Assistant Director
Commercial Leasing and Sales

LW/bjm
Enclosures


                COMMERCIAL LEASING . SALES . PROPERTY MANAGEMENT
  6301 IVY LANE . SUITE 400 . GREENBELT, MARYLAND 20770-1407 . 301/441/3434 .
                               FAX: 301/474-2064

                            FIRST AMENDMENT TO LEASE

       THIS FIRST AMENDMENT TO LEASE is made as of the 23rd day of April, 1998, by and between ELEVENTH SPRINGHILL LAKE ASSOCIATS L.L.L.P., a Maryland limited liability limited partnership ("Landlord", and ASTROTECH SPACE OPERATIONS, INC., a Delaware corporation "Tenant").

RECITALS.

A. Pursuant to Lease dated 23rd day of April, 1998 the ("Lease"), Landlord has leased to tenant Suit described (the "demised premises" or the "premises") on the 5th Floor of the building known as Capital Office Park Building III with street address of 6305 Ivy Lane, Greenbelt, Maryland.

B. The parties desire hereby to amend the Lease, in order to confirm certain understandings concerning payments for the I costs of Landlord's Work to be performed by Landlord or its contractor pursuant to Section 29 of the Lease. All terms and I phrases in this Amendment shall have the meanings defined for same in the Lease, unless otherwise expressly stated in this Amendment. The provisions of this Amendment shall prevail over contrary hereof contained in the Lease. I NOW, THEREFORE, for $1.00 and other valuable consideration l paid by each party to the other, the receipt and sufficiency of | which are acknowledged, and intending to be legally bound, the/parties hereby agree that the Lease is amended as follows:


       1. Payments for Landlord's Work. With respect to the Landlord's Work shown on Exhibit KEY to the Lease, to be performed by Landlord or its contractor pursuant to Lease Section 29(A), the parties agree as follows:

              (a) Landlord has obtained from its contractor a final bid for the total coats of Landlord's Work shown on Lease Exhibit UK", said total costs being in the amount of $109,913.00 (the "Total CostsH). Landlord and Tenant hereby approve of said Total Costs figure.

              (b) The amount of the one-time Work Allowance, comprising the portion of the of the Total Costs of Landlord's Work which Landlord has agreed to pay pursuant to Lease Section 29(A), is hereby changed to be up to and including but not exceeding $94,913.00 (the Work Allowance@), instead of the $87,500.00 originally specified in Lease Section 29(A) as constituting the Work Allowance.

              (c) Accordingly, it is agreed that Tenant is obligated and hereby agrees to pay, as the Tenant's Portion of the Total Costs of Landlord's Work, $15,000 (herein, and for all purposes of the Lease, referred to as the Tenant's Portions).

              (d) Tenant agrees to pay to Landlord, simultaneously with the execution of this Amendment, the entire aforesaid $15,000 Tenant's Portion of the Total Costs of Landlord's Work; such payment to be made by good check subject to collection payable to the order of Community Realty Company, Inc., Landlord's management agent. Time is of the essence of said payment.

              (e) Landlord will apply the aforesaid $15,000 Work Allowance on account of payment to its contractor of the balance of the Total Costs of Landlord's Work.

              (f) The $94,913.00 Work Allowance described in Paragraph l(b) of this Amendment supersedes and fully replaces (and is in lieu of) the original $87,500 Work Allowance described in
                     Section 29(A) of the Lease.

                     (2) Cost Work. This Amendment does not modify nor other wise alter or affect Tenant's obligation for payment of all costs of any Additional Work, Change Orders and Cost Work, as required under Section 29 of Lease.

                     (3) Continuing Force. Except as hereby amended, the Lease shall be and remain in full force and effect. This Amendment contains the entire agreements of the parties concerning the matters covered hereby, and cannot be modified except by written instrument executed by Landlord, and Tenant.

        WITNESS the execution hereof by the parties as of the date first above written.


                                    LANDLORD:
                                    COMMUNITY RELATY CO., INC.
                                    Agent for:
                                    ELEVENTH SPRINGHILL LAKE
                                    ASSOCIATES L.L.L.P.
-----------------------------
Witness                             By:                         (SEAL)
                                        ------------------------
                                             President



ATTEST:                             TENANT:
-----------------------------
John B. Satrom                      ASTROTECH SPACE OPERATIONS  INC.

                                    By:
                                        ----------------------------
                                    Name:
                                          --------------------------
                                    Title:
                                           -------------------------

                               CAPITAL OFFICE PARK
                     LEASE BETWEEN ELEVENTH SPRINGHILL LAKE
                        ASSOCIATES L.L.L.P. ("LANDLORD")
                      AND ASTROTECH SPACE OPERATIONS, INC.
                   ("TENANT"), SUITE NO. 520 AT 6305 IVY LANE
                               GREENBELT, MARYLAND

                                TABLE OF CONTENTS

     ARTICLE                                                                PAGE


1.  Premises; Term; Basic ....................................................1

2.  Possessionon..............................................................2

3.  Use.......................................................................3

4.  Upkeep of Premises........................................................4

5.  Assignment and Subletting ................................................5

6.  Compliance with Governmental requirement..................................6

7.  Alterations...............................................................7

8.  Signs and Other Agreements of Tenant......................................8

9.  Tenant's Electrical Equipment ............................................9

10. Equipment ...............................................................10

11. Landlord's Access........................................................10

12. Illegal Use..............................................................11

13. Rules and Regulations....................................................11

14. Damage...................................................................11

15. Personal Property .......................................................11

16. Liability................................................................12

17. Public Liability Insurance...............................................13

18. Service..................................................................13

19. Estoppel Certificates....................................................14

20. Bankruptcy...............................................................15

21. Defaults and Remedies....................................................17

22. Damage by Fire or Casualty...............................................18

23. Subordination............................................................20

24. Eminent Domain...........................................................21

25. Successors...............................................................22

26. Tenant Holdover..........................................................22

27. Mutual Waiver of Claims..................................................23

28. Tenant Access............................................................23

29. Landlord's Work..........................................................23

30. Pronouns.................................................................25

31. Jury Trial Waiver........................................................25

32. Notices..................................................................26

33. Security Deposit.........................................................26

34. Lien for Rent............................................................26

35. Landlord's Liability.....................................................27

36. Entire Agreement.........................................................27

37. Fire Insurance Increases.................................................27

38. Miscellaneous............................................................28

39. Quiet Enjoyment..........................................................30

40. Automobile Parking Areas.................................................30

41. Lender Requirments.......................................................30

42. Garage Parking ..........................................................31

EXHIBIT "A":         Drawing showing demised premises (See Section 1 of Lease).

EXHIBIT "B":         Declaration by Landlord and Tenant as to Date of Delivery
                     and Acceptance of possession of Leased Premises (See
                     Section 2 of Lease).

EXHIBIT "C":         Rules and Regulations (See Section 13 of Lease).

EXHIBIT "D":         Tenant Estoppel Certificate (See Section 19 of Lease).

EXHIBIT "E":         Preliminary Plan for Landlord's Work (See Section 29 of
                     Lease).

THIS AGREEMENT OF LEASE made the 23rd day of April, 1998, by and between ELEVENTH SPRINGHILL LAKE 't ASSOCIATES L.L.L.P., a Maryland limited liability limited partnership (hereinafter called "Landlord") and ASTROTECH SPACE OPERATIONS, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter called "Tenant").

WITNESSETH:

1. Premises; Term; Basic Rental.

       (a) That Landlord, in consideration of the covenants and agreements herein set forth and the rents herein reserved and agreed to be paid by Tenant, doe" hereby lease and demise unto Tenant, and Tenant does hereby lease and hire as tenant Or the Landlord, at the rental and upon the terms, covenants and conditions herein set forth, the space described as follows: Suite No. 520 on the Fifth Floor, said demised space (hereinafter called the "demised premises" or the "premises" or the Premises), containing an agreed upon area of approximately 6, 250 square feet of rentable floor area and being as outlined on the drawing attached hereto as Exhibit "A" and made a part hereof, in the building known by street address as 6305 Ivy Lane, Greenbelt, Prince George's County, Maryland (herein called the "building" or the "Building"), said building being one of a group of office buildings now known as "Capital Office Park" (which under said name or any change therein is herein called the "Office Park"), for the term of rive (5) years or until such term shall sooner cease and expire as hereinafter provided, commencing on June 1, 1998 (the "Lease Commencement Date") and ending on the 31st day of May, 2003, both dates inclusive. Tenant hereby covenants and agrees to pay as rent during each lease year of the original term of this Lease, a basic annual rental during the respective lease year, payable in equal monthly installments, as set forth in the following table, namely:

 LEASE YEAR            BASIC ANNUAL RENT            BASIC MONTHLY RENT
 ----------            -----------------            ------------------
 1st                      $128,124.96                   $10,677.08
 2nd                      $131,968.68                   $10,997.39
 3rd                      $135,927.72                   $11,327.31
 4th                      $140,005.56                   $11,667.13
 5th                      $144,205.68                   $12,017.14

       Upon execution of this Lease, Tenant shall pay to Landlord (in addition to the security deposit described in Section 33 below) the first installment of basic monthly rent in the amount Of $10,677.08, the same to be applied on account of basic monthly rent for the first month Or the term hereof. Each subsequent installment of basic monthly rent, in the applicable amount shown above during a given lease year, shall be due and payable in advance without deduction, setoff or demand on the first (1st) day of each calendar month during the term hereof, commencing for the first such payment on the first day of the second calendar month of the term hereof. All rentals and other amounts payable by Tenant hereunder shall be pro-rated and paid on a per diem bests, for any fraction of a calendar month at the beginning and end of the term hereof, and such pro-rated sums shall be paid by Tenant to Landlord within five (5) days after billed to Tenant. All rentals and other sums payable by Tenant hereunder shall be paid by good check (subject to collection) made payable to the order of:

Community Realty Co., Inc. (unless otherwise directed in writing by Landlord), and shall be delivered to Landlord at the office of its management agent, Community Realty Co., Inc. at 6305 Ivy Lane, Suite 210, Greenbelt, Maryland 20770, or at such other address as Landlord may from time to time designate to Tenant in writing. All sums, which Tenant is required to pay to Landlord under this Lease, (which are in addition to the aforesaid basic monthly rent), shall be deemed to be additional rentals payable hereunder. If Tenant is in default in any payments of basic and/or additional rental hereunder more than twice during the term hereof, then in such event Landlord at its option may require that all future payments Of basic and additional rentals and other sums thereafter payable by Tenant be made by certified or cashier's check (in addition to and not in limitation of any other remedies available to Landlord under this Lease).

       (b) Real Estate Tax and Operating Expense Increases. In addition to the basic monthly rent herein above specified, Tenant shall pay to Landlord as further and additional rental hereunder, the amounts determined as set forth below in this Paragraph l(b).

       DEFINITIONS. As used in this Lease, the terms listed below shall have the meanings indicated therefor, namely:

                  (1) "Calendar Year" shall mean each consecutive twelve (12) months' period from January 1st through the succeeding December 31st of any year in which this Lease is in force and effect.

                  (2) "Tenant's Proportionate Share" shall be five and 577/1000 of one percent (5.577%), representing the approximate and mutually agreed upon ratio that the rentable area of the demised premises bears to the total rentable area of all space contained in the building.

                  (3) "Taxes" shall mean all taxes, rates and assessments, general and special (including, without limitation, annual benefit charges of Washington Suburban Sanitary Commission), and including also all increases in tax rate and/or in assessed valuation, which are now or at any time(s) hereafter levied, assessed or imposed upon or with respect to the building and all lands upon which the building is erected or which are appurtenant or related to the operation of the building and its fixtures and equipment and other related facilities, and/or upon Landlord's leasehold interest (if applicable) in the said lands, and including also without limitation real estate taxes, personal property taxes and assessments of any and every kind and nature whatsoever, and all unincorporated and other business license and franchise taxes, and any taxes, assessments or other levies which may at any time be imposed and/or collected by any federal, state, county, municipal, quasi-governmental or corporate entity in respect of bus, subway or other public transportation facilities operating in the metropolitan area of the jurisdiction wherein the building is located, and including also any tax assessment or other charges in the nature of sales, use or other tax upon the Landlord, the demised premises, the building, the land and/or the rents payable hereunder (except net income taxes, estate or inheritance taxes Of the Landlord). The phrase Taxes shall also include all costs and expenses including but not limited to accountants' and attorneys' fees and court costs, incurred by Landlord to contest-or appeal Taxes, if Landlord elects to do so. If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the building and/or land and/or Landlord, in addition to or in substitution for real estate taxes and/or personal property taxes presently levied or imposed on immovables in the State of Maryland, and including also without limitation any taxes on rents, then any such new tax or levy shall be included within the term "Taxes". If any such tax is levied or assessed in such manner that the amount thereof required to be paid by Tenant hereunder in respect of the Tenant's Proportionate Share of the aforesaid Taxes is not ascertainable because such tax relates to more than the demised premises or to more than the rents payable hereunder, then the proportionate share of said items to be paid by Tenant as part of said Taxes shall be determined by Landlord in the Landlord's reasonable discretion.

                  (4) "Operating Expenses" shall mean any and all expenses incurred by Landlord in connection with the operation, maintenance, servicing and repair of the building and its appurtenances. By way of example, but without limitation, Operating Expenses shall include any and all of the following: All building personnel costs including but not limited to salaries, wages, medical, surgical and other fringe benefits and general welfare benefits (including also premiums, coats and expenses for group medical and other types Or health, disability and tire insurance and workmen's compensation insurance) and pension payments, for employees of Landlord engaged in the operation, maintenance, servicing or repair Or the building; and all other direct and indirect costs of engineers, superintendents, watchmen, porters and all other building personnel; payroll taxes; license fees; repairs and maintenance; utility taxes; water and sewer charges; gas (if any); electricity; oil and other fuels; all other utility charges (including also surcharges) of whatever nature; and all premiums, costs and expenses for rent interruption insurance, casualty, liability and other insurance of any kind; accounting and auditing fees in connection with preparation of operating statements; security and access control services and equipment; char and cleaning services including also but not limited to all costs of complying with any present or future federal, state, county and municipal governmental laws, orders or regulations concerning collection, sorting, separation, recycling or removal of trash, garbage, refuse or wastes (collectively herein referred to as "recycling laws"); building and cleaning supplies; uniforms and dry cleaning and laundering; window cleaning; snow removal; repair. Maintenance and cleaning of the sidewalks, driveways, parking facilities, roadways and grounds; service or management contracts with independent contractors; accounting and legal fees; all costs, charges and payments under contracts for services, maintenance, repairs and/or replacements of any kind, including but not limited to chillers, boilers, controls, elevators, mail chutes, window cleaning, janitorial and general cleaning, and security services; all payments made under any management contracts or agreements, including without limitation management commissions and fees and out-of-pocket reimbursements; advertising costs; all other maintenance and repair expenses and supplies which are deducted by Landlord in computing its federal income tax liability; the costs of any additional services not provided to the building at the date the initial term of this Lease commences but thereafter provided by Landlord in the prudent management of the building, as determined by Landlord in its exclusive discretion; telephone, telegraph, postage, stationery, supplies and other materials and expenses required for the operation of the building; and any and all other expenses or charges of any nature whatsoever, whether or not herein mentioned, which are incurred by Landlord in connection with the servicing, operation, management, maintenance, repair and protection of the building and related interior or exterior appurtenances, and all other expenses and charges of any

Nature, which would be included in operating expenses in accordance with generally, accepted accounting and management principles with respect to operation of first-class office buildings in the Washington, DC, Metropolitan Area. For purposes hereof, the phrase Operating Expenses shall not include any Of the following: expenses for capital improvements, except those for equipment, systems or materials installed to reduce operating expenses; painting or decorating areas of the building other than public area; interest and principal amortization on mortgages; ground rents (if any); depreciation of the building (except for depreciation of equipment, systems, or materials installed to reduce operating expenses); and commissions paid to officers and executives of Landlord for leasing fees.

PAYMENTS OF INCREASES IN TAXES AND OPERATING EXPENSES.

                  (i) Tenant hereby covenants and agrees to pay to Landlord, during the entire initial term and any renewal or extension term of this Lease and any holdover term, in addition to the basic monthly rent and other charges and sums payable by Tenant under this Lease, and as additional rental hereunder, the Tenant's Proportionate Share Of any and all Taxes and Operating Expenses for a given fiscal year of the building that exceed an amount therein referred to as the DBase Amounts) equal to the aggregate amount of all Taxes and Operating Expenses for the entire calendar year 1998 as determined by Landlord, such payments to be made by Tenant for each fiscal year of the building and for each traction of a building fiscal year during the term hereof and during any renewal, extended and holdover term. The payments called for in the preceding sentence are herein sometimes called the "Adjustment Rent"; and any such payments of the Adjustment Rent due from Tenant hereunder shall be adjusted and pro-rated (as calculated and determined by Landlord) and shall be paid by Tenant for any fraction of a building fiscal year at the commencement and at the expiration of the term of this lease. The payments Of said Adjustment Rent shall be computed by Landlord on the basis Or each fiscal year Of the building during the initial term Of this Lease and any renewal, extended and holdover term thereof (which building fiscal year may be on a calendar year basis or such other fiscal year as Landlord may determine from time to time in its exclusive discretion), and shall be paid by Tenant at the times and in the manner specified hereinbelow. Tenant shall pay to Landlord the amounts of said Adjustment Rent within thirty (30) days after each and every request therefor from Landlord. Copies of the appropriate government-issued real estate tax bills or assessment notices, and copies of Landlord's annual statements Of Operating Expenses Of the building prepared by Landlord or Landlord's accountants, covering said Adjustment Rent shall be furnished to Tenant as soon as is reasonably practicable after Tenant's written request following Landlord's billing Of such Adjustment Rent under this Subparagraph l(b)(i), and shall be deemed conclusive and binding on the parties. Tenant's obligation to make the payments of Adjustment Rent under this Subparagraph l(b)(i) shall survive the expiration or any termination of this Lease, regards payments thereof covering any part or the term hereof at the expiration or termination of this Lease.

                  (ii) At the option and exclusive discretion of Landlord, the Landlord may from time to time during the term hereof deliver to Tenant a written estimate by Landlord Of the amount Or annual Adjustment Rent which Landlord may estimate and determine will be payable by Tenant during an ensuing building fiscal year (such estimated sum being hereinafter called the "Estimated

Adjustment Rent"). Commencing with the first monthly installment of rent becoming due and payable hereunder after the date of any such statement of Estimated Adjustment Rent, and with each successive monthly installment during the then ensuing building fiscal year, the Tenant shall pay to t: Landlord (in addition to the basic monthly rent, and as additional rental) a sum as specified by Landlord which is equal to one-twelfth (l/12th) of said Estimated Adjustment Rent, such payments to continue to be due and payable until further notice from Landlord. In addition, Tenant shall pay to Landlord within thirty (30) days after request any accumulated unpaid monthly installments of such Estimated Adjustment Rent for the fiscal year covered by an estimate delivered after the beginning of such year. Landlord shall furnish to Tenant, as soon as practicable after the end of each building fiscal year, an annual statement setting Forth the actual amount of the annual Adjustment Rent due and payable for such immediately preceding and expired building fiscal year in which such monthly installments of Estimated Adjustment Rent were paid pertinent to this Paragraph l(b)(ii), and the partioa shall then make an appropriate adjustment (either by Tenant's payment to Landlord of any deficiency within thirty (30) days after Landlord's request therefor, or at Landlord's option by Landlord's refund to Tenant or credit toward future installments of basic monthly rent in case of overpayment by Tenant) of said Estimated Adjustment Rent paid by Tenant for the then expired building fiscal year.

                  (iii) For purposes of this Lease, the phrase "Lease year" shall mean each period of twelve (32) consecutive months, commencing for the first lease year on the "Lease Commencement Date", and with each succeeding lease year to commence on each anniversary Or the Lease Commencement Date.

              (c) Any additional rental on account of increases aforesaid due and payable for a partial lease year at the end of the term shall be equitably pro-rated, based upon the number of months remaining until expiration of the term of this Lease, and the amount or amounts found to be owing by the Tenant shall be paid within ten (10) days after Landlord's demand. If the term of this Lease is extended, the provisions of this subparagraph (d) shall apply only to the last year of the extended term.

       2. Possession. If Landlord shall be unable to tender to Tenant possession Or the demised premises on the Lease Commencement Date by reason of the fact that Landlord's Work (if any) described in Section 29 hereof has not been substantially completed, or because a certificate of occupancy has not been provided (if legally necessary), or by reason of the holding over or retention of possession of any prior lessee or occupant of the demised premises, or for any other reason whatsoever, then and in any such event Landlord shall not be subject to any liability for failure to tender to Tenant possession of the demised premises on the Lease Commencement Date. Under such circumstances, the basic monthly rent payable under Section l(a) hereof shall be abated and shall not commence to be due and payable until the date possession of the demised premises is tendered to Tenant with Landlord's Work (if any) therefor substantially COMPLETED AS DEFINED IN SECTION 29 (THE "Tender Date"), as such Tender Date is established by written notice from Landlord to Tenant. No such failure of Landlord to deliver to Tenant possession on the Lease Commencement Date shall affect the validity Or this Lease or the obligations of Tenant hereunder, except that in such event the Lease Commencement Date shall be postponed to be the Tender Date, and the expiration date of the term hereof shall be the last day of the sixtieth (60th) full calendar month after the tender Date. However, if delay in Landlord's tender of possession of the premises or in substantial completion of Landlord 'a Work is caused by any act, omission or default of Tenant, its employees or contractors (a "Tenant Delays or "Tenant Delays"), then the term hereof and Tenant's ': obligation to pay rent and other sums hereunder shall commence on such earlier date (as determined by Landlord's contractor) when Landlord's Work could have been substantially completed absent such Tenant Delay. On the date when possession of the demised premises is delivered to Tenant, Landlord and Tenant shall jointly execute a Declaration, in the form attached as Exhibit "Be annexed hereto, setting forth the date on which possession has been delivered to the Tenant, and the commencement date and expiration date of the term of this Lease as determined hereunder, and the other matters shown on Exhibit "B" with all blanks therein properly completed. If permission is given to Tenant to enter into possession of the demised premises prior to the date specified as the Lease Commencement Date, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease.

       3. D86. The Tenant shall use and occupy the demised premises only as executive offices; subject to Tenant's compliance at its own expense with all federal, state, county and municipal laws, codes, orders, rules and regulations applicable at any time to the conduct and operation of such use at the demised premises; but for no other purpose whatsoever without the prior written consent of Landlord. Tenant shall promptly comply with all laws, ordinances, rules, orders and regulations of all government authorities and Of the Board of Fire Underwriters (and any successor thereto) at any time promulgated and in force, and with all requirements of Landlord's insurance companies, concerning the use or manner of use or occupancy by Tenant of the demised premises, or any part thereof.

       4. Upkeep of Premises. The Tenant agrees that it will, at its own expense, keep the demised premises and the fixtures therein in good order and condition and will, at the expiration or other termination of the term hereof surrender and deliver up the same broom clean and in like good order and condition as the same is in at the commencement of the initial term hereof, ordinary wear and tear excepted, and free of subleases and occupants and with all personal property owned by Tenant, its sublease's and assignees removed from the building.

       5. Assignment and Subletting. Tenant will not assign, transfer, mortgage or otherwise encumber this Lease nor sublet or rent the premises, or any part thereof or any desk space or other space, without obtaining the prior written consent of Landlord, nor shall any assignment or transfer of this Lease or the right of occupancy hereunder be effectuated by operation of law or otherwise without the prior written consent of Landlord; which consent of Landlord in all instances aforesaid may be granted or refused in the exclusive and arbitrary discretion of Landlord. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant from any covenant or obligation contained in this lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the prior written consent of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. In the event the Tenant desires to sublet all or a portion of the demised premises, Tenant shall give to the Landlord at least thirty (30) days' prior written notice of Tenant's intention so to do. Within thirty (30) days after its receipt of amid notice, Landlord shall have the right at its option and exclusive discretion, (a) if the Tenant desires to sublet a portion of the space, to sublet that portion of space from the Tenant at a rental equal to a percentage of the rental stipulated herein, said percentage being the percentage the sublet portion of space bears to all of the demised premises; or (b) if the Tenant desires to sublet all of the demised premises, Landlord shall have the right at its option and exclusive discretion to either sublet the demised premises from the Tenant at the same rental stipulated herein, or to terminate this Lease on a date to be specified by Landlord. In the event Landlord has not exercised its right to sublet the demised premises or to terminate this Lease as provided above in this Paragraph, Tenant may sublet the demised premises after obtaining the written consent of the Landlord. In no event shall Tenant attempt or be entitled to sublet all or any part of the demised premises to, or assign this Lease to, any party or parties who are then lessees or prospective lessees (i.e., parties with whom Landlord or its affiliated owners of buildings in the Office Park are then negotiating or considering negotiating a lease) of space in the building, and/or in any of the buildings within the Office Park; nor shall Landlord be obliged to entertain any request for such subletting or assignment or to consent thereto; it being expressly agreed that Landlord shall be entitled to all legal and equitable remedies for any breach by Tenant of this understanding. Furthermore, Landlord shall be entitled to receive from Tenant on demand the amount of any sub-rentals or other payments received by Tenant from any subleases or assignee of Tenant, with respect to this Lease or the premises, which are in excess of the rentals payable hereunder for the space involved in such assignment or sublease. Tenant shall pay to Landlord upon request the administrative expenses and reasonable attorneys' and accountants' fees incurred by Landlord in review of any proposed assignment or subletting, and in preparing or reviewing any documents, financial data or other information concerning a proposed assignment or subletting by Tenant. The exercise of any powers of approval or consent conferred on Landlord under this paragraph shall not be subject to any requirement of reasonableness, and may be withheld or granted in Landlord's exclusive and arbitrary discretion.

       6. Compliance with Governmental Requirements. Tenant shall, at its own cost and expense, properly and promptly comply with all laws, orders, ordinances, rules, regulations and requirements, as the same now exist or may hereafter be enacted, amended or promulgated, of any federal, municipal, state, county or other governmental authorities and/or any department or agency thereof, and of the Board of Fire Underwriters or any similar organization having jurisdiction and all present and future recycling laws concerning separation and recycling of garbage, wastes, refuse, trash and rubbish (collectively herein called "Governmental Requirements") relating to Tenant's use and occupancy of the demised premises or to the conduct and operation of Tenant's business therein. Nothing contained in this Paragraph, or in Section 13 or any other provisions of this Lease, shall obligate Landlord to enforce the provisions hereof for the benefit of any other lessee or occupant of space in the building; it-being expressly understood and agreed that all such provisions are included herein solely for Landlord's benefit and for its enforcement at its exclusive option and discretion. Similarly, Tenant shall have no right to require Landlord to enforce such-or similar provisions in other leases for the benefit of Tenant; any such enforcement being solely in Landlord's discretion. Tenant at its own expense agrees to fully and timely comply with all federal, state, county and municipal laws, regulations and requirements now or hereafter in force involving handicapped persons, which pertain to the demised premises, any alterations thereof or the use and occupancy of the premises or conduct of business therein or any facilities of, or to means of access within, or to any other elements of the demised premises, including also any path of travel requirements affected by any alterations to the premises. Tenant agrees to indemnify, defend and hold Landlord harmless from all liability, expense, fines and claims resulting from any breach of Tenant's obligations under this paragraph.

       7. Alterations. Tenant will not make any alterations, installations, changes, replacements, additions or improvements (structur41 or otherwise) in or to the demised premises or any part thereof, without the prior written consent of the Landlord in each instance. The exercise by Landlord of any powers of approval or consent, and the refusal or granting thereof or any conditions of approval, shall not constitute a representation or assurance by Landlord as to the legality, safety, compliance with laws, codes or regulations, or any other aspects of the matters involved; such powers and the exercise thereof and conditions imposed by Landlord being solely for its own benefit and protection. If Landlord consents to any alterations, changes, replacements, additions, improvements or other work which Tenant desires to perform, then such work shall be done by Tenant at its own expense, using contractors approved in writing by Landlord, and in compliance with all applicable laws, codes, regulations and requirements of governmental authorities, the Board of Fire Underwriters and Landlord's insurers, free of damage to the building and free of mechanic's and other liens (such damage to be repaired and such liens to be removed promptly by and at the expense of Tenant), and in strict compliance with plans and specifications therefor approved in writing by Landlord. Tenant shall at its own expense keep in force, during the course and until completion of such work, builder's risk, worker's compensation and such other insurance in amounts and forms as Landlord may reasonably require, and Tenant will furnish to Landlord copies or certificates of the insurance policies within five (5) days after Landlord's request. No equipment or other items installed by or work performed by or for Tenant or through its contractors shall require any changes in the utility lines and/or mechanical systems of the building, unless Landlord expressly agrees in writing to such changes (Tenant to pay to Landlord all costs of any such changes, on demand, and to comply at its own expense with all conditions imposed by Landlord in granting such consent). It is distinctly understood that all alterations, installations, changes, replacements, additions to or improvements of the demised premises, whether made by or at the expense of Landlord or Tenant, and including without limitation wall papers and coverings, floor tile, ceiling light fixtures, window blinds, and wall to wall carpeting (whether made with ore without the Landlord's consent), shall at the election of the Landlord remain upon and be surrendered with the demised premises at the expiration of this lease without disturbance, molestation or injury. However, Landlord at its option and discretion may require that Tenant, at Tenant's expense, remove at the expiration or any termination of this Lease any or all alterations to the demised premises made by Tenant, and restore the premises to the condition thereof prior to such alterations, and that Tenant repair any damage to the demised premises or building caused by such removal; and Tenant will promptly comply With such directions. In addition to all legal, equitable and other rights and remedies available to Landlord, it is agreed that if Tenant does not comply with its obligations under this Paragraph or any other provisions of this Lease, the Landlord shall have the right (but not the obligation)' to perform or cause to be performed Tenant's obligations, duties and covenants, in which event Tenant shall reimburse to Landlord within five (5) days after demand all costs incurred by Landlord plus a sum equal to fifteen percent tl5%) of such costs representing overhead and administrative expenses of Landlord in such matters.

       8. Signs and Other Agreements of Tenants (A) Tenant further agrees that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the demised premises or building, except on the directories and doors of offices, and then only in such size, color and style as the Landlord shall approve. No sign, notice or advertisement of any kind shall be affixed to, inscribed on or placed so as to be visible outside of any windows, or on any glass or other doors or sidelights at the premises so as to be visible outside the premises. Landlord shall have the right to prohibit any advertisement of Tenant which includes the name of Landlord and/or of the Office Park and/or the name or address of the building, and which in the Landlord's opinion tends to impair the reputation of the building or its desirability as a building for offices or for financial, insurance or other institutions and bnainQsses of like nature, and upon written notice from the Landlord, Tenant shall refrain from and discontinue such advertisement. The Landlord shall have the right to prescribe the weight, and method of installation and position of safes and other heavy fixtures or equipment, and Tenant will not install in the demised premises any fixtures, equipment or machinery that will place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry. All damage done to the building by taking in or removing a safe or any other article of Tenant's office equipment, or due to its being in the demised premises, shall be repaired at the expense of the Tenant. No freight, furniture or other bulky matter of any description will be received into the building or carried in the elevators except when and as approved by the Landlord. All moving of furniture, material and equipment shall be under the direct control and supervision of the Landlord, who shall, however, not be responsible for any damage to or charges for moving same. Tenant agrees promptly to remove from the public area adjacent to said building any of Tenant's merchandise there delivered or deposited.

       (B) Notwithstanding the preceding provisions of this Section 8, it is agreed that upon Landlord's tender to Tenant of possession of the premises, Tenant at its own expense may install its three-dimensional artwork comprising only Tenant's corporate name and logo, mounted on a wall within the reception area of the demised premises. Such sign installation shall be performed by Tenant in compliance with all provisions of this Lease, including without limitation the provisions of Sections 6, 7-and 10. By not later than the expiration or termination of this Lease, Tenant at its own expense shall remove the aforesaid artwork and sign and shall repair any damage to the promises caused by installation and removal thereof. Tenant shall keep said sign in good appearance and condition. Said sign shall not include any blinking, flashing or neon or other bright lighting of any kind.

       (C) Tenant desires to install in the demised premises two (2) Mosler safes, each of which weighs seven hundred (700) pounds (the "Safes").

           Prior to bringing the Safes into the Building or installing the Safes in the demised premises, Tenant shall consult with Landlord's management agent and Tenant shall pay to Landlord within five (5) days from receipt of invoices therefor all costs of any work Landlord deems ~ necessary to accommodate the moving and installation of the Safes, including but not limited to any special handling and installation of any special structural or other supports to prevent the Safes from damaging or adversely affecting the structural integrity or other elements of the Building. The Safes shall be maintained in good condition by Tenant. The Safes shall be removed from the demised premises and from the Building and from the Office Park by Tenant at its own expense in a manner acceptable to Landlord (with any damage to the Building caused thereby to be repaired by and at the sole expense of Tenant) by not later than expiration or termination of this Lease. The Safes shall be installed only at a location in the premises approved in writing in advance by Landlord, and shall not be relocated within the premises nor moved without Landlord's prior written consent. All powers of approval and consent conferred on or exercised by Landlord are solely for its own protection, and shall not be deemed a warranty of any kind from Landlord or its agents.

       9. Tenant's Electrical Equipment. The Tenant will not install or operate in the demised premises any electrically operated equipment or other machinery, other than typewriters, adding machines, and such other electrically operated office machinery and equipment normally used by office tenants in modern office buildings (provided that no such electrical equipment shall require electrical power that exceeds building standard electric service and systems or that requires special or dedicated circuitry), without obtaining the prior written consent of the Landlord. Landlord may condition such consent upon the payment by the Tenant of additional rent as compensation for such excess consumption of water and/or electricity and other utilities as may be occasioned by the operation of said equipment or machinery. Tenant shall not install any equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or require the use of, the water system, plumbing system, heating system, air conditioning system or the electrical system of the demised premises or of the building, without the prior written consent of the Landlord, in accordance with the provisions of Section 7 hereof.

       10. Equipment. Maintenance and repair of equipment such as kitchen fixtures, separate air conditioning equipment, or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant; and Landlord shall have no obligation in connection therewith. However, the foregoing provisions of this Section 10 as well as Section 7 hereof, shall not be deemed to permit Tenant to perform any work on or affecting the building utility lines or equipment without Landlord's prior written consent.

       11. Landlord's Access. (A) Tenant further agrees that it will allow the Landlord, its agents and employees, to enter the demised premises at all times, to examine, inspect or to protect the same or prevent damage or injury to the same, or to make such alterations and repairs to the demised premises or other premises as the Landlord may deem necessary; and Tenant will permit Landlord and Landlord 'a mortgagees, prospective purchasers of the building and the representatives of any such parties to enter and inspect the demised premises at all times, and will permit-Landlord to exhibit the same to prospective tenants during the last one hundred eighty (180) days of the term of this lease.

       (B) Landlord shall give Tenant at least two (2) days advance written or oral notice of Landlord's desire for access to the demised premises for the purposes described in this Section 11; except that no advance notice shall be required of Landlord in emergencies.

       12. Illegal Use. The Tenant will not use or permit the demised premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any other purpose than hereinbefore specified; and will not manufacture any commodity therein, without the prior written consent of the Landlord.

       13. Rules and Regulations. Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall at all times abide by and observe the rules and regulations attached hereto as Exhibit "C" and made a part hereof. In addition, Tenant, its agents, employees, invitees, licensees, customers, clients, family members and guests shall abide by and observe such other rules or regulations as may be promulgated from time to time by Landlord with a copy sent to Tenant, for the operation and maintenance of the building, provided, however, that the same are necessary in Landlord's reasonable judgment for the general well being, safety, care or cleanliness of the building or its appurtenances. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violations of the same by any other tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests. If there is any inconsistency between this Lease and the Rules and Regulations set forth in Exhibit ~c", this Lease shall govern.

       14. Damage. (A) All injury to the demised premises or the building caused by moving the property of Tenant into, within or out of, the building or the demised premises, and all breakage done by Tenant, or the agents, servants, employees and visitors of Tenant, shall be repaired by and at the expense of the Tenant. In the event that the Tenant shall fail to do so, then the Landlord shall have the right to make such necessary repairs, alterations and replacements (structural, non-structural or otherwise) and any charge or cost so incurred by the Landlord shall be paid by the Tenant with the right on the part of the Landlord to elect in its discretion, to regard the same as additional rent, in which event such cost or charge shall become additional rent payable with the installment of rent next becoming due or thereafter falling due under the terms of this Lease. This provision shall be construed as an additional remedy granted to the Landlord and not in limitation of any other rights and remedies that the Landlord has or may have in said circumstances.

       (B) The provisions of Section 14(A) hereof shall not apply to normal reasonable wear and tear.

15. Personal Property.

                  (A) All personal property of the Tenant in the demised premises or in the building of which the demised premises is a part shall be maintained therein at the sole risk of the Tenant. The Landlord shall not be liable for any accident to or damage to property of Tenant resulting from the use or operation of elevators or of the heating, cooling, electrical or plumbing apparatus. Landlord shall not, in any event, be liable for damages to property resulting from water, steam or other causes. Tenant hereby expressly releases Landlord from any liability incurred or claimed by reason of damage to Tenant's property. Landlord shall not be liable in damages, nor shall this lease be affected for conditions arising or resulting, and which may affect the building of which the demised premises is a pact, due to construction on contiguous parcels of land. The provisions Or this paragraph shall not relieve Landlord from liability for damage to Tenant's property in the demised premises, if and to the extent ouch damage is caused by gross negligence or willful misconduct of Landlord (except as otherwise provided in Section 27 of this Lease, the provisions of which shall control in all events).

           (B) All fixtures, equipment, leasehold improvements and other improvements and installations attached to, or built into, the demised premise. At the commencement of or during the term of this Lease shall be and remain part of the demised premises and be deemed the property of Landlord. Notwithstanding the foregoing, any movable personal property installed by and at the sole expense of Tenant ("Tenant's Property") shall be deemed to be the property of Tenant and, except for any of Tenant's Property comprising a part of the Layout Work (i.e., property affixed to the demised premises) or unless Tenant is in default, shall be removed by Tenant prior to the expiration of the term of this Lease or before any earlier termination thereof. Tenant shall repair, or shall reimburse Landlord immediately upon demand for the cost of repairing, any damage to the demised premises or the building occasioned by such removal. Any of Tenant's Property which shall not be removed as aforesaid shall be deemed to have been abandoned by Tenant. If Landlord removes any of Tenant's Property not timely removed by Tenant, Landlord shall have the right to immediate reimbursement from Tenant for all charges incurred. All such obligations of Tenant to make any reimbursements or payments to Landlord under this Paragraph 15(B) or elsewhere in this Lease shall survive any termination or expiration of this Lease. If Tenant is in default, it shall not remove any of Tenant's Property without Landlord's prior written consent; provided, however, that as long as Tenant's personal property is encumbered by any equipment financing or equipment leasing, the rights of Tenant's equipment lender or equipment lessor in and to Tenant's personal property under equipment financing or leasing agreements between Tenant and such parties shall prevail over the rights of Landlord to any lien on Tenant's personal property in the demised premises. Further, the rights of The CIT Group/Equipment Financing, Incorporated in and to Tenant's personal property under any loan agreement which predates this Lease shall prevail over the rights of Landlord to any lien on Tenant's personal property in the demised premises. However, the rights of such equipment lender or equipment lessor shall not subject Landlord or it. Partners or agents to any liability or expense, nor delay or inhibit the exercise by Landlord of any of its rights and remedies against Tenant, its subleases, successors or assigns for any default of Tenant under this Lease, nor confer on any such equipment lessor or equipment lender any rights under this Lease or in the demised premises.

       16. Liabiltiy. The Landlord assumes no liability or responsibility whatsoever with respect to the conduct-and operation of the business to be conducted in the demised premises. The Landlord shall not be liable for any accident or injury to any person(s) or property in or about the demised premises which are caused by the conduct and operation of said business, or by virtue of equipment or property of the Tenant in the demised premises. The Tenant agrees to hold the Landlord harmless against all such claims. Furthermore, Tenant shall and hereby does defend,

Indemnify and save harmless Landlord and Landlord's partners, officers, directors, agents and employees (collectively, "Indemnitees") from and against all liability (statutory or otherwise), claims, suits, causes of action' demands, judgments, costs, interest and expenses (including also counsel fees and disbursements incurred in the defense thereof) to which any Indemnities may (except insofar as it arises out of the fault or neglect of such Indemnitees) be subject or suffer, whether by reason of any claim for, any injury to, or death of, any person(s) or damage to or loss of property (including also any loss of use thereof) or otherwise, and arising from or in connection with the use by Tenant of, or from any work or anything whatsoever done by Tenant (or any of its officers, directors, agents, contractors, employees, licensees or invitees) in, at or about any part of the demised premises or the building during the term of this Lease or during the period of time, if any, prior to the term commencement date with respect to such part that Tenant may have been given access to for the purpose of occupancy or doing work, or arising from any condition of the demised premises or the building due to or resulting from any default by Tenant in the keeping, observance or performance of any covenant or agreement contained in this Lease or from any fault or neglect of Tenant or any of its officers, directors, agents, contractors, employees, licensees or invitees. The provisions of this paragraph shall not relieve Landlord from liability for damage to Tenant's property in the demised premises, if and to the extent such damage is caused by gross negligence or willful misconduct of Landlord (except as otherwise provided in Section 27 of this Lease, the provisions of which shall control in all events).

       17. Public Liability Insurance. Tenant shall obtain and maintain in effect at all times during the term of this Lease, a policy of comprehensive public liability insurance, naming Landlord its management agent and all mortgagees of Landlord as additional insurers, protecting Landlord, Tenant and all such mortgagees against any liability for bodily injury, death or property damage occurring upon, in or about any part of the demised premises arising from any act against which Tenant is required to indemnify Landlord, with such policies to afford protection in a combined single limit of not less than ONE MILLION' DOLLARS ($1,000,000) as concerns death or injury to one (1) or more person(s) in any one occurrence, and not less than One Hundred Thousand Dollars ($100,000) with respect to damage to property. Such insurance policies shall be issued by responsible insurance companies licensed to do business in the State of Maryland. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. Copies and certificates of said policies with evidence of premiums paid, will be delivered to Landlord at commencement of the term hereof, and renewal certificates will be delivered to Landlord at least ten (10) days before expiration of any such policy. Each such policy shall require at least fifteen (15) days prior written notice to Landlord and Tenant for any cancellation or amendment thereof. The provisions of this
Section 17 shall not limit any liability of Tenant under Section 16 hereof.

       18. Service. The Landlord shall furnish reasonably adequate electric current (subject to Section 9 hereof), water, lavatory supplies, lighting, fluorescent tube replacement (limited, however, to building standard ceiling fluorescent tubes, it being agreed that Tenant at its own expense will furnish or reimburse Landlord on demand the costs of all other light fixtures, bulbs and tubes, and also all replacements of light tubes, bulbs and related equipment for non-building standard lighting fixtures for the premises), and automatically operated elevator service, during normal hours of operation of the building, and normal and usual cleaning and char service (after 6:00 P.M. Mondays to Fridays only, both inclusive, except on holidays) without additional cost to the Tenant, except for Tenant's payments under Section l(b) and Section 9 hereof. The Landlord further agrees to furnish heat and air conditioning from the building's central systems during the appropriate seasons of the year, during the normal hours of operation of the building. Landlord shall have the right to remove elevators from service as the same shall be required for moving freight, or for servicing or maintaining the elevators and/or the building, provided, however that at least one elevator shall be in operation on a twenty-four hour basis, seven days a week. The normal hours of operation of the Building are 8:00 A.M. to 6:00 P.M., Monday through Friday (except holidays) and 8:00 A.M. to 1:00 P.M. Saturday (except holidays). There are no normal hours of operation of the Building on Sundays or holidays, and Landlord shall not be obligated to maintain or operate the Building or to furnish services thereto on such excluded days or outside the normal hours of operation aforesaid, unless special arrangements are made by Tenant and approved in writing by Landlord. Landlord will furnish all services and utilities required by this Lease only during the normal hours of operation of the building, unless otherwise specified herein. It is also agreed that if Tenant desires air-conditioning, heat, electricity or other building services beyond the normal hours of operation set forth herein and provided arrangements are made therefor with the Landlord's management agent (with such advance written notice of such desire as Landlord or its management agent may require from time to time), the Landlord will furnish such air-conditioning, heat, electricity or other building services outside of normal hours of operation of the building and the Tenant agrees to pay for the same with the next monthly installment of rent or at such other time(s) as Landlord may require, in accordance with the then current schedule of coats and assessments therefor, which such schedules shall be established from time to time by Landlord and furnished to Tenant on its request. It is understood and agreed that Landlord shall not be liable for failure to furnish or for delay or suspension in furnishing, any of the utilities or services required to be performed by Landlord caused by breakdown, maintenance, repairs, strikes, shortage of or limitations upon the consumption or use of public utilities, shortage or unavailability of labor or materials, acts of God or from any other cause whatsoever. Tenant shall fully and timely comply with all governmental and utility company restrictions imposed from time to time on temperature settings and U8Q of electricity and other utilities in the demised premises ("Utility Regulations"). Tenant agrees that it shall not be entitled to any reduction in rent or other sums nor to terminate or otherwise adversely affect this Lease or Landlord's rights hereunder as a result of any such Utility Regulations or Tenant's obligation to comply therewith.

       19. Estoppel Certificates. Tenant agrees, at any time and from time to time, within five (5) days after written request from Landlord, to execute, acknowledge and deliver to Landlord a statement in writing in the form attached hereto as Exhibit Act certifying. (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) the date to which the rent and other charges hereunder have been paid by Tenant, (iii) whether or not to the best knowledge of Tenant; Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying each such default of which Tenant may have knowledge, (iv) the address to which notices to Tenant should be sent, and tv) such other matters as are shown on Exhibit ~D" or which Landlord may request. Any such statement delivered pursuant hereto may be relied upon by any owner of the building, any prospective purchaser of the building, any mortgagee or prospective mortgagee of the building or of Landlord's interest, or any prospective assignee of any such mortgagee.

20. Bankruptcy.

                  (A) Events of Bankruptcy. For purposes of this Lease, the following shall be deemed "Events of Bankruptcy" of Tenant: (i) if Tenant becomes "insolvent", as defined in Title 11 of the United States Code, entitled "Bankruptcy", 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States of America ("Insolvency Laws"); or (ii) if a receiver or custodian is appointed for any or all of Tenant's property or assets, or if there is instituted a foreclosure action on any of Tenant's property; or (iii) if Tenant files a voluntary petition under the Bankruptcy Code or Insolvency Laws; or (iv) if there is filed an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is not dismissed within sixty (60) days of filing, or results in issuance of an order for relief against the debtor; or (v) if Tenant makes or consents to an assignment of its assets, in whole or in part, for the benefit of creditors, or a common law composition of creditors.

                  (B) Landlords Option to Terminate Lease. Upon the occurrence of an Event of Bankruptcy, or if Tenant takes advantage of any Insolvency Laws, then in any such event Landlord at its option and sole discretion may terminate this Lease by written notice to Tenant (subject, however, to applicable provisions of the Bankruptcy Code or Insolvency Laws during the pendency of any action thereunder involving Tenant as the subject debtor). If this Lease is terminated under this Paragraph, Tenant shall immediately surrender possession of and vacate the demised premises, waives all statutory or other notice to quit, and agrees that Landlord's obligations under this Lease shall cease from such termination date, and Landlord may recover possession by process of law or in any other lawful manner. Furthermore, if this Lease is terminated under this Paragraph, Landlord shall have all rights and remedies against Tenant provided in case of defaults of Tenant in payment of rent (subject, however, to applicable provisions Or the Bankruptcy Code or Insolvency Laws).

                  (C) Assumption of Lease. If Tenant becomes the subject debtor in a case pending under the Bankruptcy Code, Landlord's right to terminate this Lease under this paragraph shall be subject to the applicable rights (if any) of the trustee in bankruptcy to assume or reject this Lease as then provided for in the Bankruptcy Code. However, the Trustee in Bankruptcy must give to Landlord and Landlord must receive proper written notice of the Trustee's assumption or rejection of this Lease, within sixty (60) days after the date Or the Trustee's appointment or such other period provided by applicable bankruptcy law (the Assumption or Rejection Period"); it being agreed that the failure of the Trustee to give notice of such assumption hereof within the Assumption or Rejection Period shall conclusively and irrevocably constitute the Trustee's rejection of this Lease and waiver of any rights of the Trustee to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless said Trustee (i) promptly and fully cures all defaults under this Lease, (ii) promptly and fully compensates Landlord for all monetary damages incurred as a result of such default, and (iii) provides to Landlord "adequate assurance of future performances (as defined hereinbelow). Landlord and Tenant hereby agree in advance that "adequate assurance of future performances, as used in this paragraph, shall mean that all of the following minimum criteria must be met:
(a) the Tenant or the Trustee must pay to Landlord, at the time the next payment of rent is then due under this Lease, in addition to such payment of rent, an amount equal to the next Four (4) months rent due under this Lease, said amount to be held by Landlord in escrow until either the Trustee or Tenant defaults in its payment of rent or other obligations under this Lease (whereupon Landlord shall have the right to draw on such escrowed funds) or until the expiration of this Lease (whereupon the funds shall be returned to the Trustee or Tenant if no Event of Default exists, less any amounts thereof applied to cure Tenant's defaults); (b) the Tenant or Trustee must agree in a writing delivered to Landlord to pay to Landlord, at any time the Landlord is authorized to and does draw on the funds escrowed pursuant to clause (a) of this Paragraph 20(C)(iii), the amount necessary to restore such escrow account to the original level required by said provision; (c) Tenant must pay to Landlord all rentals and other sums payable by Tenant hereunder including also therein its share (as estimated by Landlord) of the coat of all services if any provided by Landlord (whether directly or through agents or contractors, and whether or not the cost of such services is to be passed through to Tenant), in advance of the performance or provision of such services, and (d) the Tenant must agree (by writing delivered to Landlord) that the Tenant's business shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the demised premises, and that the U8Q of the demised premises as stated in this Lease will remain unchanged, and that the assumption or assignment of this Lease will not violate or affect the rights of any other lessees in the building. In the event Tenant is unable to: (i) cure its defaults, (ii) reimburse Landlord for its monetary damages, (iii) pay the rents due under this Lease or any other payments required of Tenant under this Lease on time, or (iv) meet the criteria and obligations imposed by (a) through (d) above of this Subparagraph 20(C), then in any such event Tenant hereby agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Paragraph 20(B).

                  (D) Damages. It is further stipulated and agreed that, in the event of the termination of the term of this Lease by the happening of any such event described in this Article 20, Landlord shall forthwith, upon such termination, and any other provisions of this Lease to the contrary notwithstanding, become entitled to recover as and for the damages caused by such breach of the provisions of this Lease all such claims as are permitted by applicable laws and court decisions.

                  (E) Consent to Lift Stay, In the event-that this Lease is terminated by notice and the Tenant shall thereafter seek protection under the Bankruptcy Code or any equivalent state Insolvency Laws or regulations, then the Tenant (if a debtor-in-possession) agrees to consent to any application by the Landlord to terminate the automatic stay provisions of the Bankruptcy Code or any Insolvency Laws one the grounds that there is no equity in the Lease as a result of the pre-petition termination notice.

21. Defaults and Remedies.

                  (A) It is agreed that if Tenant shall fail to pay the rent or any installment thereof or any additional rent or other amounts when and as the same become due end t payable under this Lease, whether or not any demand shall have been made for such payment, or if the Tenant shall violate or fail or neglect to keep and perform any of the other covenants, conditions and agreements herein contained on the part of the Tenant to be kept and performed, or if the Premises shall become abandoned, vacant or deserted, or if Tenant's estate hereby created shall be taken upon execution or other process of law; then, and in each and every such event from henceforth, and at-all times thereafter, at the option and exclusive discretion of the Landlord (and in addition to and not in limitation of Landlord's right to distrain for rent, and other remedies), this Lease and the Tenant 'a right Or possession shall thereupon cease and terminate, and the Landlord shall be entitled to the possession Or the demised premises and to re-enter the same and remove all persons and property therefrom, without demand of rent or demand of possession of said demised premises, and may forthwith proceed to recover possession of the demised premises with or without process of law, any statutory or other notice to quit or of intention to re-enter the same being hereby expressly waived by the Tenant. In the event of such re-entry by process Or law or otherwise, the Tenant nevertheless agrees to remain answerable for any and all damages, deficiency and lose of rent which the Landlord may sustain by such re-entry, including also reasonable attorneys' fees and court costs; and in such case, the Landlord reserves full power, which is hereby acceded to by the Tenant, to relet the demised premises at the risk and expense of the Tenant. Any such re-lettings may be of all or any part of the demised premises, and may be for a term or terms lass than or greater than the then remaining portion of the term of this Lease, all at Landlord's exclusive discretion. Such relettings shall be on such terms, rental and conditions as Landlord may determine. Whether or not Landlord elects to terminate this Lease under this Section 21, Tenant shall remain liable for all damages, deficiencies, loss, coats and expenses Landlord may sustain, including without limitation deficiency in rent, reasonable attorneys' fees, court costs, brokerage commissions, and expenses incurred in preparing the demised premises for re-letting (including any necessary alterations, none of which shall be deemed to release Tenant from liability hereunder). Tenant shall have no right to any rents collected by Landlord in such re-lettings, whether or not such rents exceed the rentals payable hereunder. Landlord shall not be liable for failure to re-let or to collect rentals under re-lettings, nor shall Tenant be released from liability by reason thereof. Any damage or loss of rent sustained by Landlord may be recovered from Tenant, at Landlord's option, at time of re-letting, or in separate actions as said damages become determinable from re-lettings, or in a single action deferred until expiration of the term hereof (in which last event the cause of action shall not accrue until the stated expiration date hereof), or in single action prior to the re-letting or termination or expiration hereof. Nothing herein shall prevent Landlord from proving in full damages for rent accrued prior to termination hereof and not paid, and from proving under any applicable laws any amounts allowed thereby, and recovering such sums. It is further agreed that if under the provisions hereof, applicable summary process shall be: served, and a compromise or settlement thereof shall be made, such compromise or settlement shall not constituted waiver of any breach of any covenant, condition or agreement herein contained, and that no waiver by Landlord of any breach of any covenant, condition or agreement-herein contained shall operate as a waiver Of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to be other than on account Or the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and the Landlord may accept such check or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. In the event Tenant defaults in payment of any installment or installments of rent or any other sums, and if such default is not corrected within five (5j days after the due date of such payment, the Tenant shall pay to the Landlord, in addition to the rental or other sums so in default, a "late charge" in an amount equal to ten cents ($0.10) for each one dollar t$1.00) so in default. Regarding all of Tenant's covenants and obligations under this Lease, time is of the essence. Any installments of rental or other sums not paid in full within ten (10) days from the date due thereof shall, in addition to the aforesaid late charges, bear interest from the date due payable by Tenant to Landlord on demand at the rate Of fourteen percent (14%) per annum until fully paid.

                  (B) In addition to and not in limitation of the other remedies in this Lease provided, the Landlord shall be entitled to the restraint by injunction of any violation or attempted or threatened violation of any of the terms, covenants, conditions, provisions or agreements of this Lease.

                  (C) The remedies of Landlord provided for in this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled. The exercise by Landlord of any remedy to which it is entitled shall not preclude or hinder the exercise of any other remedy, nor constitute an election of remedies.

                  (D) If Tenant is in default under this Lease beyond the applicable notice and cure period, then in addition to but not in limitation of any other available remedies, Landlord shall have the right (but not the obligation) to take such action as may be necessary to cure such default, in which event Tenant shall reimburse to Landlord within fifteen (15) days after demand all costs incurred by Landlord plus administrative expenses equal to ten percent (FOR) of such costs. Any such action taken by Landlord under this paragraph shall not be deemed to release Tenant of liability for the default nor to waive any of Landlord's rights or remedies or any of Tenant's obligations under this Lease.

                  (E) Tenant hereby expressly waives any provision of law now in force or which hereafter may be enacted giving Tenant the right under any condition after default to the redemption and repossession Of the demised premises or any part thereof.

       22. Damage by Fire or Casualty. In the event Ordamage to or destruction of the demised premises by fire or any other casualty, this Lease shall not terminate (except as otherwlae expressly herein provided), but the demised premises shall be promptly and fully repaired and restored as the case may be by the Landlord at its own expense, subject, however, to the following terms and conditions. Landlord's obligation to repair and restore the demised premises shall be limited and conditioned, at Landlord 's option and absolute discretion, to its receipt of sufficient insurance proceeds to cover all costs of such repairs and restoration including any related or attendant work. Any such repairs and restoration to be performed by Landlord under this Section 22 shall be limited to work originally done by Landlord in construction Of the demised premises, and in no event shall Landlord be obligated to make any repairs or restoration Or Tenant's equipment, furniture, furnishings, decorations or other property of Tenant (Tenant to do so at its own cost and expense and at no coat to Landlord and without interfering with Landlord 'a repairs). Landlord reserves the right to elect not to repair, and instead to terminate this Lease, if the demised premises are substantially damaged or if a major portion of the building, as determined by Landlord (and whether or not including the demised premises) is damaged. Within forty-five (45) days after the occurrence of any fire or other casualty damage to the demised premises, Landlord shall notify Tenant in writing as to whether or not Landlord elects to repair such damage or to terminate this Lease. If Landlord elects to make any such repairs or restoration under this Paragraph, then due allowance shall be given for reasonable time required for adjustment and settlement Or insurance claims, time required to obtain licenses and permits for the work, and for such other delays as may result from government restrictions and controls on construction, if any, and for strikes, national emergencies and other conditions beyond the reasonable control of the Landlord. It is agreed that in any Or the aforesaid events, if Landlord does not elect to terminate this Lease pursuant to this Paragraph, this Lease shall continue in full force and effect, but if the condition is such as to make the entire demised premises untenantable, then all rentals which the Tenant is obligated to pay hereunder shall abate as of the date of the damage until the Landlord has substantially completed the repairs and restoration work to be performed by it under this Paragraph. Any unpaid or prepaid rent for the month in which such damage to the demised premises occurs shall be pro-rated to the date of the damage. If the demised premises are partially damaged or destroyed, then during the period that Tenant is deprived of the use of the damaged portion of the demised premises, Tenant shall be required to pay rental covering only that part of the demised premises that it is able to occupy, based on that portion of the total rent which the amount of square foot area remaining that can be occupied bears to the total square foot area of all the demised premises covered by this Lease. In the event the demised premises are substantially or totally destroyed by fire or other casualty so as to be entirely untenantable and it shall require more than one hundred twenty
(120) days for the Landlord to restore same, then Landlord upon written notice to the Tenant may terminate this Lease, in which case the rent shall be apportioned and paid to the date of said fire or other casualty. No compensation, or claim, or diminution of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or loss of or injury to business arising from the necessity of or any delays in repairing the demised premises or any portion of the building, however the necessity may occur. Tenant shall notify Landlord of any damage to the demised premises promptly upon occurrence thereof. Despite anything to the contrary in this Paragraph, if the damage is caused by any act, negligence or omission of Tenant, its employees, agents or contractors, then rent shall not be abated as aforesaid, and Tenant shall reimburse to Landlord within five (5) days after request all costs of repairs, replacements and restoration in excess of the insurance proceeds made available to Landlord to pay for such work. In no event shall Landlord be liable in damages or otherwise for any delay in or failure to restore the damaged premises.

            23.Subordination. This Lease and all rights Or Tenant hereunder are subject and subordinate to all mortgages and deeds Of trust, and to all ground or underlying leases (if any), which may now or hereafter affect the real property Of which the demised premises form a part, and to all renewals, modifications, consolidations, re-castings, replacements and extensions thereof. It is the intention of the parties that this clause shall be self-operative and that no further instrument of subordination shall be necessary to effectuate such subordination of this Lease. However, in confirmation of such subordination's, Tenant shall execute and deliver within seven (7) days after any request of Landlord or its mortgagees any certificate that the Landlord or its mortgagees may request confirming such subordination's. Despite the foregoing, the party secured by any such mortgage or deed Or trust or purchaser at foreclosure thereof shall have the right at it" option and discretion to recognize this Lease and, in the event of any foreclosure sale under such mortgage or deed of trust, such party secured or purchaser at foreclosure sale may at its option require that this Lease remain in force thereafter; and in such event, the Tenant agrees that, in the event of any foreclosure of any such mortgage or deed of trust or conveyance in lieu of foreclosure, the Tenant will attorn to and recognize the purchaser at any such sale as its landlord under this Lease, and will execute, acknowledge and deliver promptly upon request Or Landlord or such mortgagee or any purchaser at or prior to foreclosure, any instrument which in the opinion of such party aforesaid requesting same is necessary or appropriate to evidence such attornment by Tenant and/or the subordination of such mortgage or deed of trust to this Lease. The Tenant hereby waives the provisions of any statute or rule of law, now or hereafter existing, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenants obligations hereunder in the event of any such foreclosure or conveyance in lieu of foreclosure. At the option Of any lessor under any ground or underlying lease to which this Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations Or Tenant hereunder, and Tenant will attorn to such ground lessor or to any successor to Landlord's interest in such ground or underlying lease, and in such event this Lease shall continue as a direct lease between Tenant and such ground lessor or its successor. Any mortgagee or purchaser at foreclosure, and any such ground lessor or its successor under any such ground or underlying lease who requests such attornment shall not (a) be bound by any prepayment of rent or additional rent for more than thirty (30) days in advance Or the due date Or such rent or which Tenant might have paid for more than the current month to any prior lessor (including Landlord); (so that rent shall be payable after such deed of trust or mortgage foreclosure or termination of the ground or underlying lease, as the case may be, in case of a requested attornment as aforesaid, in accordance with the terms of this Lease as if such prepayment Of rent for more than one month in advance had not been made), nor (b) be bound by any amendment or modification to this Lease or: by any waiver or forbearance on the part of any prior lessor (including Landlord) made or given without the prior written consent of Landlord's mortgagees and (if any) ground lessor; nor (c) be liable for any act or omission of any prior lessor (including the Landlord); nor (d) be subject to any offsets or defenses which Tenant might have against any prior lessor (including Landlord); nor (e) be bound by nor subject to any provisions of this Lease which confer on Tenant any rights or options to lease additional space, or which grant Tenant any indemnification from Landlord; and furthermore, Landlord 'a mortgagees shall be discharged Or any responsibility hereunder to Tenant which may have arisen (by reason of the mortgagee becoming a mortgagee in possession, a lessor or otherwise) after such mortgagee disposes of its interest in the building of which the demised premises forms a part. Tenant hereby agrees not to look to Landlord's mortgagees, as mortgagees, mortgagees in possession, or successor in title to the building or to any leasehold interest in the land for accountability for any security deposit required or held by Landlord hereunder, unless and to the extent that such sums have actually been received by said mortgagees as security for Tenant's performance of or under this Lease.

24. Eminent Domain.

                  (A) In the event that the whole of the building shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the later to occur of the date of vesting of title in such condemnation or taking or the date of taking of possession by the condemning authority (such later date, whether with reference to a complete or partial taking of the building, being referred to hereinafter as the "taking date.), and the Tenant shall have no claim against Landlord. In the event that only a part of the building shall be so condemned or taken, then (a) if substantial alteration or reconstruction of the building shall, in the opinion of Landlord, be necessary or desirable as a result of such condemnation or taking (whether or not the demised premises are affected thereby), this Lease and the term and estate hereby granted may be terminated, effective as of the taking date, by and at the exclusive option of Landlord by giving notice of such termination to Tenant on or before the date which is sixty (60) days following the taking date, and (b) if such condemnation or taking shall be Of a substantial part Of the demised premises or Of a substantial part Of all means of access thereto, this Lease and the term and estate hereby granted may be terminated by Tenant, effective as of the taking date, by its giving notice of such termination to Landlord on or before the date which is thirty (30) days after the taking date, or (c) if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the demised premises (if any) so condemned or taken shall expire on the taking date, and except that the fixed rent payable hereunder shall be appropriately reduced after the taking date in proportion to the area of the demised premises so taken or condemned. In the event that only a part of the demised premises shall be so condemned or taken and this. Lease and the term and estate hereby granted with respect to the remaining portion of the demised premises are not terminated as hereinbefore provided, Landlord shall proceed with reasonable diligence to restore the remaining portion of the demised premises (other than Tenant's personal property or any Or Tenant's goods, furniture or furnishings, Tenant at its own expense to repair same) as nearly as practicable to it's condition prior to such condemnation or taking.

                  (B) In the event of any condemnation or taking of all or a part of the building, Landlord shall not be liable to Tenant in damages or otherwise, and Landlord shall be entitled to receive the entire award in the condemnation proceeding, including also any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby assigns to Landlord any and all right, title and interest of

Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. However, nothing herein contained shall preclude Tenant at its own expense in a separate action from Landlord's condemnation proceedings, from claiming against the condemning authority any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant's personal property or for moving to a new location, provided that such claims Of and award to Tenant do not reduce or adversely affect Landlord's claims or award for the taking of Landlord's fee simple or leasehold interest in the demised premises and the building, the land or Landlord 'a interest in this Lease.

       25. Successors. It is agreed that all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to their respective heirs, executors, administrators, successors and (subject to Paragraph 5 hereof) assigns.

       26. Tenant Holdover. If the Tenant shall, with the knowledge and consent of the Landlord, continue to remain in the demised premises after the expiration of the term of this Lease, then and in that event, Tenant shall, by virtue Of this Lease become a tenant by the month at the greater Of (i) the monthly rental payable in the last month of the immediately preceding expired term hereof, or
(ii) the then prevailing rental rate, as determined from time-to-time in the sole and absolute discretion of Landlord (the "hold over rents). Said monthly tenancy shall commence with the first day next after the end of the term above demised; and said Tenant shall give to the Landlord at least thirty (30) days' prior written notice of any intention to quit the demised premises, and Tenant shall be entitled to thirty (30) days' written notice to quit the demised premises, except in the event Of nonpayment of rent in advance or the breach Or any other covenant by the said Tenant, in which event Tenant shall not be entitled to any notice to quit, the statutory thirty (30) days' notice and all other notices to quit being hereby expressly waived by Tenant. However, if Tenant shall hold over after the expiration of the term hereby created, and if the Landlord shall desire to regain possession of the demised premises promptly at the expiration of the term aforesaid, then at any time prior to Landlord's acceptance of rent from the Tenant as a monthly tenant hereunder, the Landlord, at Landlord's option, may forthwith re-enter and take possession of the demised premises without process, or by any legal process in force; and Tenant's failure to timely surrender possession at the expiration hereof shall be a default by it under this Lease and entitle Landlord to exercise any or all available remedies. Furthermore, notwithstanding the foregoing, in the event Tenant shall wrongfully hold over subsequent to the expiration of the term of this Lease, Landlord shall in lieu of rent be entitled to demand and receive from Tenant monthly use and occupancy payments for each month in which Tenant shall wrongfully hold over subsequent to the expiration of the term of this Lease, such payments to be in an amount equal to twice the monthly rental payable in the last month of the immediately preceding expired term Of this Lease. Each such use and occupancy payment shall be due on or before the first day of each calendar month in which Tenant shall wrongfully hold over hereunder. In no event shall Landlord's demand or acceptance of such use and occupancy payments be considered to constitute an acquiescence by Landlord to the extension of the term hereof, and Landlord shall be entitled to obtain immediate possession of the demised premises, irrespective of any such demand or acceptance. In the event Tenant shall pay monthly use and occupancy payments for any calendar month following expiration of the term hereof, such payment shall be prorated on a per diem basis upon Tenant's surrender of full and exclusive possession of the premises to the Landlord, free of all subtenants and any other parties claiming by, through or under the Tenant. Tenant hereby expressly and irrevocably waives the right to any notice required to be given by Landlord pursuant to Section 8-402 of the Real Property Article of the Annotated Code of Maryland, as amended.

       27. Mutual Waiver of Claims. Anything herein contained to the contrary notwithstanding, the Landlord and Tenant do each hereby release the other from any and all liability for any lose or damage to their respective properties caused by fire or any of the other casualties covered by the risks included in extended coverage insurance. This limited mutual release is given notwithstanding that such fire or other casualty shall have resulted from the act, omission or negligence of Landlord or Tenant or their respective agents, employees, licensees or contractors. Landlord and Tenant agree to cause their respective insurance policies covering the building and/or the demised premises and contents thereof to contain an appropriate endorsement whereby the insurer agrees that the insurance policy and coverage will not be invalidated by reason Of the foregoing waiver of the right of recovery against Landlord or Tenant, respectively, for loss occurring to the properties covered by such policies, and whereby such insurers also waive any right of subrogation against the Landlord and Tenant (as the case may be); and each party will, upon request, deliver to the other a certificate evidencing such waiver of subrogation by the insurer. However, the provisions of this Section 27 shall not be operative during any period of time when such "waiver of subrogation" feature is not available from insurance companies licensed to do business in the State of Maryland.

       28. Tenant Ad. After Landlord tenders to Tenant possession of the demised premises, Tenant and its staff during the term hereof shall have access to the demised premises on a twenty-four (24) hours per day, seven (7) days per week basis by means of a computerized card access control system or such other access control system as Landlord shall determine from time to time; subject, however, to all of the terms and provisions of this Lease.

       29. Landlord's Work. (A) Attached hereto as Exhibit "E" is a preliminary plan which contains a complete description, mutually approved by Landlord and Tenant, of all partition, electrical, telephone and other work and requirements which shall comprise the work ("Landlord's Work") to be performed for the demised premises by Landlord or Landlord's contractor. Landlord shall not be required to perform any work for the demised premises, other than the Landlord's Work described on Exhibit "E".

           The costs of Landlord's Work shall be paid as follows: (i) Landlord shall pay up to and including (but not exceeding) the first Eighty-seven Thousand Five Hundred Dollars ($87,500.00) of the costs Of Landlord's Work (said amount herein called the Work Allowances); and (ii) Tenant shall pay to Landlord, in accordance with Section 29(C) hereof, all costs Of Landlord's Work that exceed the Work Allowance (such amounts to be paid by Tenant being herein called the Tenant Portion.). Tenant also shall pay the entire coats of all Change Orders and of all Additional Work, in accordance with Section 29(C) hereof.

           Landlord shall perform the Landlord's Work, or shall cause same to be performed by Landlord's contractor, as selected by Landlord. It is further agreed that all costs to perform, and all costs of designs, plans and specifications and working drawings for, any work in excess of the Landlord's Work called for on Exhibit "E" and which Tenant may at any time request Landlord to perform and which Landlord may approve (the "Additional Work"), shall be paid by Tenant to Landlord as called for Section 29(C) hereof. Exhibit "E" has been prepared and furnished by Tenant and is herein sometimes referred to as the "Preliminary Plans", same being hereby approved by Landlord and Tenant; from which Landlord shall cause its architect to prepare working drawings for Landlord's Work. Tenant will cooperate in and will approve within five (5) days after Landlord's request, any request from Landlord for such revisions of the Preliminary Plans as Landlord's architect may deem necessary in order to facilitate preparation of the working drawings for Landlord's Work or to comply with applicable building codes or to meet any special requirements of the building.

                  (B) Tenant will meet with and fully cooperate with (and will cause its space planner to do so) Landlord's space planner/designer for development of the working drawings for Landlord's Work, whenever requested to do so by Landlord. Within five (5) days after Landlord's submission of working drawings for Landlord's Work, the Tenant shall note its approval thereon and sign or initial same and return same to Landlord (such working drawings as mutually approved by Landlord and Tenant being herein called the Approved Working Drawings"). If Tenant fails to comply with any of Tenant's obligations, duties or agreements specified in this Section 29 by the date stated or within the time specified, then any delays in the substantial completion of Landlord's Work shall not in any manner postpone or otherwise affect the Lease Commencement Date or Tender Date specified in this Lease, or the Tenant's liability for the payment of rent from such Lease Commencement Date, and under such circumstances Landlord agrees to make the demised premises ready for Tenant's occupancy not later than the Lease Commencement Date, plus the number of days' delay resulting from Tenant's failure to comply with the provisions of this Section 29. If any work performed or to be performed by Tenant's contractors delays Landlord's Work or delays Tenant's occupancy by the Lease Commencement Date, or if any Change Orders or requests by Tenant therefor or any acts, omissions or defaults Of Tenant or its agents, employees or contractors or the inclusion of any Special Items in Landlord's Work delays Landlord's Work or the acquisition Or permits for Landlord's Work or a certificate Of use and occupancy for the premises, all as determined by Landlord (any or all such events being collectively included as "Tenant Delays"), then in any such event Tenant shall nevertheless remain liable for the payment Of rent and all other sums and for performance of all other obligations Of Tenant hereunder from the date (the "Assumed Tender Date") when Landlord could have substantially completed Landlord's Work absent any Tenant Delays, as determined by Landlord.

                  (C) Tenant shall pay to Landlord all costs Of any "Change Orders" (defined below) and all costs of all Additional Work, and the Tenant Portion of the costs Of Landlord's Work as mentioned in Section 29(A) hereof (all such costs being collectively herein referred to as the "Coat Works), in accordance with this Section 29(C). Landlord shall not be required to commence performance of said Cost Work unless Tenant agrees to make payment of the costs thereof in a manner and within a specific time acceptable to the Landlord. Such undertaking by the Tenant for payment of the Cost Work shall be Set forth in a separate memorandum agreement (or by an addendum or amendment to this Lease) and/or in a promissory note, as designated by the Landlord. Tenant agrees to execute and deliver such instruments to Landlord (the "Costs document") within five (5) days after Landlord's request, and Tenant agrees to make timely and full payments of said amounts when and as therein required.

                  (D) For all purposes of this Lease, it is agreed that Landlord's Work for the demised premises shall be deemed completed when Landlord certifies to Tenant that such work has been "substantially completed". The phrase "substantially completed", or words of similar import as used in this Lease, shall mean that the Landlord's Work has been performed "excluding any portion thereof which is delayed due to the inclusion in Landlord's Work of any (and excluding the incomplete or unperformed status of any) "Special Items" or "Change Orders", and excluding "Punch List Items"), to the extent reasonably necessary to enable the Tenant to install its furniture and office equipment in the premises; all as determined by Landlord. The Tenant agrees to fully cooperate and assist Landlord on request in efforts to obtain a certificate of occupancy for the premises. For purposes hereof, (a) "Special Items" means any elements of Landlord's Work which are not readily available in adequate quantities in the Washington, D.C., Metropolitan Area, as determined by Landlord's contractor; and (b) "Change Orders" means any changes in the Landlord's Work requested by Tenant, from the work shown on the Exhibit "E" Preliminary Plans or requested by Tenant after Landlord receives the Approved Working Drawings; and (c) "Punch List Items" means minor incomplete elements of Landlord's Work which do not materially interfere with use or occupancy of the demised premises for the purposes permitted in the Lease, as determined by Landlord. If any Tenant Delays delay Landlord's Work, then Landlord's Work shall be deemed substantially completed when same could have been completed absent such Tenant Delays, as determined by Landlord.

                  (E) Tenant covenants and agrees that Tenant and its contractors shall not commence or perform any decoration or other work in the demised premises or installation of its furniture, decorations, cabling, wiring, equipment or other property therein, nor apply for any permits for any such work, until notified by Landlord that Tenant may do so. Tenant shall not use any labor in the performance of its work which conflicts with the type of labor engaged by Landlord to perform Landlord's Work hereunder or any other work in the building, and Tenant shall immediately cease the use of any conflicting labor upon Landlord's request. If any work done by Tenant causes any delay in Landlord's Work, then rental shall not abate nor shall the term hereof be extended by the period of any such delays. Any breach by Tenant or its contractors under this paragraph, and any delay in substantial completion-of Landlord's Work or acquisition of permits therefor or a certificate of occupancy for the premises, shall be deemed Tenant Delays for all purposes of this Lease. Tenant agrees to immediately withdraw any permit application filed by or for it in violation of this paragraph.

       30. Pronouns. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require any such substitutions. The Landlord herein for convenience has been sometimes referred to in neuter form.

       31. Jury Trial Waiver. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and

Tenant hereunder, Tenant 'a use or occupancy of the demised premises, and/or claim of injury or damage.

       32. Notices. All notices required or desired to be given hereunder by either party to the other shall be given in writing by first class registered or certified mail, return receipt requested, with proper postage prepaid, or by hand delivery with dated receipt therefor obtained. Notices to the respective parties shall be addressed as follows:

                                 if to Landlord;

                         c/o Community Realty Co., Inc.
                            6305 Ivy Lane, Suite 210
                            Greenbelt, Maryland 20770

                                  If to Tenant:

                      Prior to the Lease Commencement Date:

12510 Prosperity Drive
Suite 100
Silver Spring, Maryland 20904

After the Lease Commencement Date:

At the demised premises

Either party may by like notice given at least seven (7) days in advance of the date such change becomes effective, designate a new address to which notices shall be directed to it.

       33. Security Deposit. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord, in addition to the first monthly installment of basic monthly rent, an additional Ten Thousand Six Hundred Seventy-seven and 08/lOO Dollars ($10,677.08) as a security deposit. Such security deposit (which shall not bear interest to Tenant) shall be considered as security for the payment and performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease. Within twenty (20) days after the expiration of the term hereof, Landlord shall (provided that Tenant is not in default under the terms hereof) refund such security deposit to Tenant, less such portion thereof as Landlord shall have applied to make good any default by Tenant with respect to any of Tenant's obligations, covenants, conditions or agreements under this Lease. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall be obligated to and will, within five (5) days after request from Landlord, deposit with Landlord the amount necessary to restore the security deposit to its original amount aforesaid at all times. The use of said security deposit by Landlord, as aforesaid, shall not excuse Tenant's liability for defaults hereunder nor limit Landlord's remedies. In the event of the sale or transfer of Landlord's interest in the building, Landlord shall transfer the security deposit to such purchaser or transferee, in which event Tenant shall look only to the new landlord for the return of the security deposit, and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. Tenant agrees that it will not look to any mortgagee, as mortgagee, mortgagee in possession, or successor in title to the building, for accountability for any security deposit or related sums held by Landlord or its successor lessors hereunder, unless and only to the extent such sums have actually been received by said mortgagee.

       34. Lien for Rent. In consideration of the mutual benefits arising under this Lease, the Tenant hereby grants to Landlord a lien on all property of the Tenant in or on the demised premises (except such part of any property that may be exchanged, replaced or sold from time to time in the ordinary course of business operation of the Tenant while not in default under this Lease), and such property shall be and remain subject to the lion of Landlord for the payment of all rental and other sums agreed to be paid by the Tenant herein. Said lien shall be in addition to any lien provided to the Landlord by law.

       35. Landlord's Liability. It is expressly hereby agreed that the obligations of the undersigned Landlord shall only bind the party or parties from time to time owning the building during either respective periods of ownership thereof; so that Landlord and its successors in interest respectively shall cease to have any liability hereunder after they respectively cease to own the building, and such liability shall pass to and bind only the owner from time to time of the building as landlord hereunder. Further, the liability of Landlord hereunder shall be limited solely to Landlord's interest in the building, and in no event shall Tenant be entitled to obtain a deficiency judgment against any partner, agent, officer, director or stockholder of Landlord, nor shall Tenant have recourse to any assets or property of Landlord or of any partners in Landlord (other than Landlord's interest in the building) for enforcement of any obligations of Landlord under this Lease. Landlord and Tenant shall not be deemed by virtue of this Lease to be partners or joint venturers, and their relationship hereby established is deemed to be only that of lessor and lessee, respectively.

       36. Entire Aqreement. This Lease, together with the exhibits referenced herein, attached hereto and made a part hereof, and any Addendum annexed hereto and executed by Landlord and Tenant, contain and embody the entire agreement of the parties hereto, and no representations, inducements or agreements, oral or otherwise between the parties not contained and embodied in this Lease and said exhibits hereto, shall be of any force or effect. This Lease may not be modified or changed in whole or in part in any manner other than by an agreement in writing duly signed by all parties hereto or their successors in interest.

       37. Fire Insurance Increases. Tenant will not carry on any activity in or about the demised premises, nor abutting said premises nor in or about the building, nor do or cause anything to be done thereat, which is contrary to any Governmental Requirements; and Tenant shall not permit nor do anything which would increase the basic rate of the fire insurance or any other insurance carried by Landlord, as established by the appropriate agency having jurisdiction. For purposes of definition herein, the "basic rate" shall be such rate as is published by the said appropriate agency, exclusive, however, of any excess or surcharges appended thereon by virtue of or attributable to so-called faults of management. If Tenant's use of or activities or occupancy at the demised premises causes an increase in the Landlord's insurance premiums or rate for the demised premises over and above the basic premiums and/or rate for construction of its type occupied for the purposes permitted hereunder, then Tenant, upon written notice from Landlord, shall immediately take all necessary steps to eliminate the excess charge attributable to such faults of management. Should Tenant refuse or fail to take such action as may be necessary to eliminate the cause for said excess charges, Tenant shall pay to Landlord on demand in addition to all other rentals and other sums payable hereunder, that portion of the aforesaid fire and extended coverage and other insurance premiums caused by such excess charge on all outstanding insurance carried on the demised premises and on the building of which they form a part.

38. Miscellaneous.

                  (A) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Maryland.

                  (B) Severability. If any covenant or agreement of this Lease or the application thereof to any person or circumstance shall be held to be invalid or unenforceable, then and in each such event the remainder of this Lease or the application of such covenant or agreement to any other person or any other circumstance shall not be thereby affected, and each covenant and agreement hereof shall remain valid and enforceable to the fullest extent permitted by law.

                  (C) Mechanics Liens. The Tenant shall not do or suffer anything to be done whereby the land and/or building of which the demised premises are a part may be encumbered by any mechanic's or material men's lien. Tenant shall, whenever and as often as any mechanic's or materialmen's lien is filed against the said land and/or building purporting to be for labor or material furnished or to be furnished to the Tenant, discharge such liens of record within ten (10) days after the date of filing thereof. Notice is hereby given that the Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant upon credit, and that no mechanic's or material men's or other lien for any such labor or materials shall attach to or affect the reversionary or other estate or interest of the Landlord in and to the land and building of which the demised premises are a part. Tenant shall indemnify, defend and save harmless Landlord and Landlord's mortgagees and (if any) ground lessors from any such liens and all claims, costs and expenses relating thereto.

                  (D) Captions. The paragraph captions and headings throughout this Lease are for convenience of reference only, and the words contained in such captions shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of this Lease.

                  (E) Broker. Landlord hereby recognizes Community Realty Company, Inc. (CRC) representing Landlord and Spaulding and Slye representing (Tenant together herein sometimes referred to as the brokers), as the only real estate brokers involved in the procuring and negotiation of this Lease. Landlord has agreed to pay said Brokers for their services in procuring this Lease a leasing commission in an amount and upon terms agreed upon between Landlord and said Brokers by separate written agreement. Tenant covenants and agrees to indemnify, defend and hold Landlord and CRC harmless from all obligations to pay any leasing brokerage commission to any broker (other than said two Brokers), engaged by Tenant in connection with this Lease. Tenant further represents that it has dealt with no broker in connection with this Lease other than the two (2) aforenamed Brokers, and Tenant shall hold Landlord and CRC harmless from and against any and all liability, 1088, damage, expense, claims, actions, demands, suits and obligations arising out of or relating to a breach by Tenant of its representations in this paragraph.

                  (F) No Liability. Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damages, compensation or claim arising from the necessity of repairing any areas of the premises or the building, the interruption of the use or occupancy of the premises, any accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators or heating, cooling, electrical or plumbing equipment or apparatus; or the termination of the Lease by reason of the destruction of the premises; or from any fire, robbery, theft, mysterious ~: DISAPPEARANCE and/or any other casualty or from any leakage in all or any part of the premises or the building, or from water, rain or snow that may leak into or flow from any part of the premises or the building, or from drains, pipes, or plumbing work in the building, or from any other cause whatsoever. Any goods, property or personal effects, stored or placed by the Tenant or its employees in or about the premises or building, shall be there at the risk of the Tenant; it being agreed that Landlord shall not in any manner be held responsible therefor. The employees of the Landlord are prohibited from receiving any packages or other articles delivered to the building or Tenant, and if any such employee receives any such package or articles, such employee shall be the agent of the Tenant for such purposes and not the agent of the Landlord.

                  (G) Tenant's Equipment. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any other tenant in the building shall be installed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration.

                  (H) Intentionally Deleted.

                  (I) Reserved Rights. Landlord reserves the right at any time and from time to time, as often as Landlord deems desirable, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant or otherwise affecting Tenant's obligations under this Lease, to make changes, alterations, additions, improvements, repairs, relocations or replacements in or to the building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, stairways and other common facilities thereof, and to change the name by which the building is commonly known and/or the building's address. Landlord reserves the right from time to time to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the building, above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the demised premises, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the demised premises which are located in the demised premises or located elsewhere outside the demised premises. Landlord further reserves the right at any time to alter, expand or reduce the parking facilities, to change the means of ingress thereto and egress therefrom, and to impose charges for parking in such facilities. Nothing contained herein shall be deemed to relieve Tenant of any duty, obligation or liability with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority; and nothing contained herein shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the building, or any part thereof, other than as expressly provided in this Lease. Landlord shall exercise reasonable efforts to minimize any interference with Tenant's use and enjoyment of the demised premises and reasonable means of access to the premises, in exercising Landlord 'a rights under this Section 38(I).

                  (J) Rules of Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Lease, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any amendments thereto.(X) Draft Not Binding. Submission of this Lease in any number of drafts unexecuted by Landlord and Tenant shall not constitute, nor shall any negotiations between Landlord and Tenant constitute, a legally binding obligation of Landlord and Tenant of any kind; it being agreed that this Lease shall only be binding upon Landlord and Tenant when fully executed by Landlord and Tenant with a counterpart fully executed original hereof received by each of said parties.

       39. Ouiet Enjoyment. Provided that Tenant is not in default under this Lease, Tenant shall be entitled to use and occupy the demised premises during the term hereof for the purposes herein permitted and subject to the terms and conditions herein contained, without molestation or interference by Landlord.

       40. Automobile Parking Areas. Any exterior parking areas adjacent to the building which may be Set aside by Landlord for the parking of automobiles of lessees in the building may be used by Tenant and Tenant's employees, visitors and invitees (on an unreserved basis), without payment by Tenant of any parking space rentals therefor, during the term of this Lease while engaged in business in the building, for the parking of their automobiles, in common with like use by other lessees of space in the building. The use of acid automobile parking areas by Tenant and Tenant's employees, visitors and invitees shall be at their sole risk and expense, and in no event shall Landlord have any liability for personal injury to Tenant or its employees, staff or invitees, or for damage to, theft or lose of property of the Tenant or of Tenant 'a employees, visitors or invitees suffered or sustained in or about said parking areas. Said parking areas shall be under the exclusive control of Landlord or its management agent or parking operator, who shall have the right to establish rules and regulations governing the use of said parking areas, and the right to change such rules and regulations from time to time. Tenant agrees to keep, observe and comply with all such rules and regulations so established by Landlord or its management agent or parking operator, and will direct and require its employees, visitors and invitees to comply therewith. No employee of Landlord is authorized to accept possession of any vehicle from the Tenant or from Tenant's employees, visitors or invitees, nor to accept custody of any articles from Tenant. Upon expiration or termination of this Lease, Tenant will cause its automobiles and those of its personnel to be removed from the parking arena.

       41. Lender Requirements. In the event that Landlord's lender(s) providing deed of trust financing for the building require(s) as a condition of such financing, that modifications to this Lease be made, and provided that such modifications (i) do not adversely affect Tenant's use of or access to the demised premises as herein permitted, (ii) do not increase the rent and other sums required to be paid by Tenant hereunder, and (iii) do not materially adversely affect Tenant's rights under this Lease, then Landlord may submit to Tenant a written amendment to this Lease incorporating such required modifications, and Tenant shall execute and return to Landlord such written amendment within ten (10) days after the same has been submitted to Tenant.

       42. Garage Parking.

                  (A) Subject to the terms and conditions of this Section 42, Tenant shall have the right during the term of this Lease, while it occupies the entire demised premises but ending upon the expiration of or any termination of this Lease, to lease from Landlord or its garage operator three (3) reserved parking spaces in the garage of the building for use by Tenant's staff (the "Reserved Spaces") at locations in the garage as determined by Landlord, upon payment of garage rent for said Reserved Spaces at the monthly rate in force from time to time as determined by Landlord or its garage operator (which rental rate is now S50.00 per month per garage space leased, and is subject to increases as determined by Landlord or its garage operator) plus all parking taxes which may be levied from time to time by governmental authorities. Landlord reserves and shall have the right to relocate the Reserved Spaces from time to time as necessary for the safety, protection or security of the building, or as necessary for the leasing of space in the building or for operation of any of the building's equipment; all as determined by Landlord.

                  (B) Tenant shall execute and deliver to Landlord or its garage operator, within five (5) days after request, such parking space rental agreement as Landlord may from time to time require covering the Reserved Spaces; and Tenant shall pay to Landlord the garage rent plus all parking taxes for said Reserved Spaces when and as required in the parking space rental agreement. Tenant shall comply, and shall cause its staff using such garage spaces to comply, with the rules and regulations established from time to time by Landlord or its garage operator for the use of and access to the said Reserved Spaces. Upon any termination or expiration of this Lease, Tenant will cause its or its staff's automobiles to be removed from the garage, and said parking space rental agreement held by Tenant shall terminate. Such parking shall be self-parking (not valet parking), unless otherwise determined from time to time by Landlord or its garage operator.

                  (c) If Tenant does not timely execute and deliver to Landlord the parking space rental agreement covering the Reserved Spaces, then such Reserved Spaces may be leased by Landlord or its garage operator to others, and Tenant's rights under this Section 42 to lease the Reserved Spaces so leased to others shall be subject to such Reserved Spaces again becoming available for leasing to Tenant only after expiration of the leasing thereof (including all renewals of such leases) by Landlord to such other parties. Tenant's rights under this Section 42 shall not be assignable.

                  IN WITNESS WHEREOF, Landlord has caused these presents to be signed and sealed by its undersigned Agent, and the Tenant has hereunto set his hand and seal (or the Tenant has caused these presents to be signed in its corporate name by its duly authorized officer and its corporate seal to be hereto affixed and duly attested by its Secretary), all done as of the date first above written.


                                    LANDLORD

                                    COMMUNITY REALTY CO., INC.,
                                    Agent for:
                                    ELEVENTH SPRINGHILL LAKE
                                    ASSOCIATES L.L.L.P.
                                    By:                             (SEAL)
-------------------------               ----------------------------
WITNESS                                          President
                                    TENANT:
                                    ASTROTECH SPACE OPERATIONS, INC.

ATTEST:                             By:
                                        ----------------------------
                                    Name:
-------------------------                 --------------------------
                                    Title:
                                           -------------------------

                                                                     EXHIBIT "B"

                       DECLARATION BY LANDLORD AND TENANT
                      AS TO DATE OF DELIVERY AND ACCEPTANCE
                        OF POSSESSION OF LEASED PREMISES

              ATTACHED to and made a part of the Lease dated
THE __________ DAY OF , 19 (THE "LEASE"),


entered into by and between ELEVENTH SPRINGHILL LAKE ASSOCIATES L.L.L.P., a Maryland limited liability limited partnership as Landlord, and ASTROTECH SPACE OPERATIONS, INC., a corporation organized and existing under the laws of the State of Delaware, as Tenant, covering Suite No. 520 (the "leased premises") in the office building having street address of 6305 Ivy Lane, Greenbelt, Prince George's County, Maryland (the "Building").

         The undersigned Landlord and Tenant do hereby declare that possession of the leased premises with Landlord's Work (as defined in the Lease) substantially completed by Landlord and accepted by Tenant was delivered to and accepted by Tenant on the ______ day of ______ 19 ____ , the Lease is now in full force and effect, and for the purpose of this Declaration and said Lease, the Lease Commencement Date is established as being the _______ day of ________ 19 ____,and the Lease expiration date is the day of ________ , 19 ____, and, as of the date hereof, there is no right to set-off against rents claimed by Tenant against Landlord. The "lease year", as that phrase is used in the Lease, commences on the ________ day of each month of ________ and ends on the last day of the succeeding month of.

                                      LANDLORD

                                      COMMUNITY REALTY CO., INC.
                                      Agent for:
                                      ELEVENTH SPRINGHILL LAKE
                                      ASSOCIATES L.L.L.P.

                                      By: ______________________
                                          President

                                      TENANT:

                                      ASTROTECH SPACE OPERATIONS,INC.

                                      By: ____________________
                                      Name: __________________
                                      Title: ____________________

                                                                     EXHIBIT "C"

                              RULES AND REGULATIONS

         Reference is made to the foregoing and annexed Lease of even date attached herewith (the "LEASE") to which these Rules and Regulations are made a part. Definition of terms are set forth in the Lease.

         The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to insure compliance with all municipal and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building in accordance with the Lease. Any continuing violation of these rules and regulations by Tenant, after notice from Landlord, shall be sufficient cause for termination of the Lease, at the option of Landlord.

         Landlord may, upon request by any tenant, waive the compliance by such tenant with any of these rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent,
(ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the rules and regulations unless such other tenant has received a similar waiver in writing from the Landlord, and
(iv) any such waiver by Landlord shall not relieve Tenant from any obligation or liability of Tenant to Landlord pursuant to the Lease for any loss or damage occasioned as a result of Tenant's failure to comply with any such rule or regulation.

         1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the premises and if the premise" are situated on the ground floor of the Building, the tenant thereof shall, at said tenant's own expense, keep the sidewalks and curb directly in front of premises clean and free from ice and snow. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for common USE of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the premises of persona in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other common or public portions or facilities of the Building.

         2. No awning or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in or used in connection with any window or door of the premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner approved by Landlord.

         3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

         4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, invitees or licensee shall have caused, the same.

         5. There shall be no marking, painting, drilling into or in any way defacing the Building or any part of the premises. Tenant shall not construct, maintain, use or operate within the premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required for its communication system and approved prior to the installation thereof in writing by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside of the premises.

         6. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the premises, and no cooking (except for micro-wave oven or hot-plate cooking by Tenant's employees for their own consumption, the location and equipment of which is first approved by Landlord) shall be done or permitted by any tenant on the premises. No tenant shall cause or permit any unusual or objectionable odors, vapors, or other substances to be produced upon or permeate from the premises.

         7. No space in the Building shall be used for manufacturing of goods for sale in the ordinary course of business, for the storage of merchandise for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of the premises by each tenant as stated in its Lease was approved by Landlord prior to execution of the Lease and such use may not be changed without the prior approval of Landlord.

         8. No tenant shall make any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, talking machine, unmusical noise, WHISTLING, MUSIC, dancing, singing, or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

         9. No inflammable, combustible or explosive fluid, chemical or substance shall be brought or kept upon the premises.

         10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or ogress. Each tenant shall, upon the termination of his tenancy, return to the Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the loss thereof. Tenant's key system shall be separate from that for the rest of the Building.

         11. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations or the Lease.

         12. No tenants shall pay any employees on the premises, except those actually working for such tenant on the premises.

         13. Landlord reserves the right to exclude from the Building at all times any person who is not known or coos not properly identify himself to the Building management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 PM and 8:00 AM, Monday through Friday, and at any hour, Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom he authorizes entry into or exit out of the Building, and shall be liable to Landlord for all acts or omissions of such persons.

         14. The premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purpose.

         15. Each tenant, before closing and leaving the premises at any time, shall see that all windows are closed and all lights turned off.

         16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building. The requirements of the tenants will be attended to only upon application to Landlord and any such special requirements shall be billed to Tenant (and paid with the next installment of rent due) at the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

         17. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

         18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by Jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and aide guards and Tenant shall be responsible to Landlord for any loss or damage resulting From any deliveries of Tenant's to the Building.

         19. Mats, trash or other objects shall not be placed in the public corridors or stairways.

         20. Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need for repairs of items not maintained by Landlord arise, Landlord may elect to arrange for the work to be done at Tenant's expense.

         21. Drapes and blinds installed by Landlord or Tenant, which are visible from the exterior of the Building, must be cleaned by Tenant at roast once a year, without notice, at Tenant's own expense.

         22. All office machines shall be installed upon proper insulation or pads, to prevent vibration from such machines damaging this Building or annoying other occupants.

                                                                     EXHIBIT "D"

                           TENANT ESTOPPED CrRTIFICATE


         This Certification made this _______________________________ day of
_______________________ 19_______, by _______ ___________________ ________ .

 WITNESSETH:

         WHEREAS, by Lease Agreement dated

                   (hereinafter referred to as "Lease") between ELEVENTH SPRINGHILL LAKE ASSOCIATES L.L.L.P., a Maryland limited liability limited partnership as Landlord (hereinafter referred to as "Landlord") and ASTROTECH SPACE OPERATIONS, INC., a corporation organized and existing under the laws of the State of Delaware, as Tenant (hereinafter referred to as "Tenant"), Landlord leased to Tenant certain space known as Suite No. ~e (the "leased premises") in an ~20 office building known by street address 6305 Ivy Lane, Greenbelt, Prince George's County, Maryland (the "Building"), for a term and upon the terms and conditions set forth in said Lesser and

                   WHEREAS (hereinafter called "Lender") is about to disburse or has disbursed a mortgage loan to Landlord secured or to be secured by a Deed of Trust covering said office building and related improvements; and

                   WHEREAS, Lender, as a condition to making said loan, requires confirmation of lease forms and provisions by Tenant.

                   NOW, THEREFORE, Tenant knowing that Lender will rely on this Certification, and intending to be legally bound hereby, certifies to Lender as follows:

                   1. That the above mentioned Lease has not been changed, modified, amended or assigned by Tenant, and that said Lease is in full force and effect, and neither Landlord nor Tenant is in default thereunder.

                   2. That Tenant has accepted and taken possession of the leased premises demised to it pursuant to said Lease; has commenced payment of rental at the rate and upon the terms called for in said Lease, and certifies that the Lease term commenced on the day of 19 , and subject to option(s) to renew, the original term of the Lease will terminate on

         the      day of   19

                   3. That all improvements for the leased premises have been fully completed by Landlord in accordance with plans and specifications approved by Tenant, and Tenant is in full and complete possession and occupancy thereof, and Tenant is paying rent under said Lease on a current basis.

                   4. That the Tenant has made no advances of funds for or on behalf of the Landlord for which it has the right to deduct from or offset against future rentals as of the date of this Certification.

                                                                     EXHIBIT "D"
                                                                          Page 2


                   5. That the Tenant has not paid rent for more than the current month during which this Certificate is made.

                   6. That there are no rental offsets or claims, defenses or other offsets against or to enforcement of the Lease by Landlord.

                   IN WITNESS WHEREOF, the undersigned has executed this Certification the day and year first above written.

ATTEST/WITNESS                              TENANT:

__________________________                  ___________________________

                                        ~
                       PERKINS INTERIOR CONSTRUCTION, INC.
          4041 POWDERMILL ROAD - SUITE 400 ~ CALVERION' MARYLAND 20705
                  ~ PHONE (301) 572-2863 - FAX: (301) 572-6901






                           Astrotech Space Operations
                                COP 3 -5TH FLOOR
                                  6,250 SQ. FT.
                             Take-Off Dated 3/30/98
                       Revised for Tenant Drawing 3/30/98
                                  Rev. 4/16/98

DEMOLITION:

  413         Lft. Interior Partition
  14          Interior Doors - 9-R.H; 5-L.H.
   1          Pr. Double Suite Entry Doors
   6          Pr. Bifold Doors  - (1) 6'-0"; (3} 5'-0"; (2) 4'-0"
  24          Duplex Outlets
   3          Dedicated Duplex
  10          Quad. Outlets
  11          Computer Outlets
  16          Telephone Outlets
   6          Heat Pumps -removed and capped off
  37          LR Rod &Shelf
  560         Sq. Ft. VCT
  591         Sq. Yds. Carpet
              Demo Ex. 2 x 4 Ceiling Tile
              Cleaning, Labor, Trash Removal

                                                                       EXHIBIT E
Perkins Interior Construction, Inc.
16 Apr. 98  -  Page 2 of 3




                           Astrotech Space Operations
                                 COP 3-5th FLOOR
                                  6,250 SQ. FT.
                              Take-Of Dated 3/30/98
                       revised for Tenant Drawing 3/30/98
                            (Excl. Drywall Ceiling )
                                  Rev. 4/16/98


NEW CONSTRUCTION:

420          Lft. Interior Partition
 11          Interior Doors - 5L.H.; 6-R.H.  - reuse
  1          Pr. Doiuble Interior door w/glass inserts
  5          Pr. Bifold Doors-(4) 4'-0", (1) 5'-0"
  2          heat Pumps (relocated )
 16          Lft. Rod & Shelf (3 closets)
 50          Lft. Fixed Shelving - 24" D;
             10 Shelves  - 5'-o" W.pt. grade plywd
  1          PANTRY:
             26Lft. P.L. Counter Top & Wall Cabinets;
             17'6" Lft. Base Cabinet, Sink, Ultra-Hot, Disposal
             R.I., Permits, (2) Cold Water Line & Connections
610          Sq. Yds. 30oz. Cut Pile Carpet (L.L. Selection)
             w/ Vinyl Base throughout
750          Sq. Ft. V.C. T. @ File Rm, Equip. Rm & Pantry
             Paint & Point Up
             Replace 6,250 +/-Sq. Ft. Ceiling Tile
             Point up and Paint Ex. Ceiling Grid
             Relocate (69) 2x4 Light Fixtures
             Furnish & Install (11) new 2x4 Light Fixtures
             Furnish & Install (12) new Wall Washers (L.L. Selection)
             Furnish & Install (1) Downlight (L.L. Selection)



NEW CONSTRUC11Oh":

                                       11
                                        1
                                        s
                                        2
                                       16
                                       ~0

                                        1
       Lit. Anterior Partition



                           Astrotech Space Operations
                                COP 3 -5TH FLOOR
                                  6,250 SQ. FT/
                             Take-Off Dated 3/30/98
                       Revised for Tenant Drawing 3/30/98
                            (Excl. Drywall Ceiling )
                                  Rev. 4/16/98

NEW CONSTRUCTION(CONT'D):

Furnish & Install (1) 1 x 4 Surface Mounted Light
(L.L. Selection)
Electrical / Tel
Mechanical at Ceiling
Relocate / Modify Sprinkler
Add/Relocate Fire Flashers, Speakers
Reswitch & Recircuit Lights
Cleaning, Labor, Trash Removal, Permits

(1)  Note:     Per tenant drying dated 3/30/98

(2)  Note:     Existing slot diffusers and returns; to be relocated as required

(3)  ID Note:  Scope of Landlord work does not include separate A/C unit and my work associated with A/C installation